                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [X]
     Pre-Effective Amendment No. _____                          [  ]
     Post-Effective Amendment No.  3                             [X]
                                  ---
                                     and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  [X]
     Amendment No.   6                                           [X]
                   -----
                        (Check appropriate box or boxes)

                        EAI SELECT MANAGERS EQUITY FUND
               (Exact Name of Registrant as Specified in Charter)

                       200 Connecticut Avenue, Suite 700
                        Norwalk, Connecticut 06854-1958
              (Address of Principal Executive Offices) (Zip Code)
Registrant's Telephone Number, including Area Code:  (203) 855-2200

William C. Crerend                              copy to:
Senior Vice President and General Counsel       Martin L. Budd
Evaluation Associates Capital Markets,
  Incorporated                                  Day Berry & Howard
200 Connecticut Avenue, Suite 700               One Canterbury Green
Norwalk, Connecticut 06854-1958                 Stamford, Connecticut 06901-2047
                    (Name and Address of Agent for Service)


It is proposed that this filing will become effective (check appropriate box)
     [_]  immediately upon filing pursuant to paragraph (b)
     [_]  on (date) pursuant to paragraph (b)
     [_]  60 days after filing pursuant to paragraph (a)(1)
     [X]  on April 30, 1997 pursuant to paragraph (a)(1)
      -
     [_]  75 days after filing pursuant to paragraph (a)(2)
     [_]  on (date) pursuant to paragraph (a)(2) of rule 485.
If appropriate, check the following box
     [_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


          Pursuant to Rule 24f-2 under the Investment Company Act of 1940, the Registrant has previously elected to register an indefinite amount of shares of beneficial interest. The Registrant filed a Rule 24f-2 Notice for the fiscal year ended December 31, 1996 on February 26, 1997.

                        EAI SELECT MANAGERS EQUITY FUND
                             REGISTRATION STATEMENT
                             CROSS REFERENCE SHEET
                          (AS REQUIRED BY RULE 481(A))


Form N-1A Item                              Location
--------------                              --------

Part A - Prospectus
-------------------

Item 1.      Cover Page                     Cover Page

Item 2.      Synopsis                       Introduction; Fund Expenses

Item 3.      Condensed Financial            Financial Highlights;
             Information                    Performance Advertisements

Item 4.      General Description of         Organization of the Fund, Investment
             Registrant                     Objective and Policies; Investment
                                            Techniques and Associated Risks

Item 5.      Management of the Fund         Management of the Fund;
                                            Distribution of the Fund's Shares;
                                            Portfolio Transactions and Brokerage

Item 5A.     Management's Discussion        Performance Information
             of Fund Performance

Item 6.      Capital Stock and              Description of Shares, Voting Rights
             Other Securities               and Liabilities; Dividends and
                                            Distributions; Tax Information

Item 7.      Purchase of Securities         Purchase of Shares; Valuation of
             Being Offered                  Shares

Item 8.      Redemption or Repurchase       Redemption of Shares

Item 9.      Pending Legal Proceedings      Pending Litigation

Part B - Statement of Additional Information
--------------------------------------------

Item 10.     Cover Page                     Cover Page

Item 11.     Table of Contents              Table of Contents

Item 12.     General Information            Not Applicable
             and History

Item 13.     Investment Objectives          Investment Restrictions and
             and Policies                   Operating Policies; Portfolio
                                            Turnover

Item 14.     Management of the Fund         Trustees and Officers

Item 15.     Control Persons and            Trustees and Officers; Control of
             Principal Holders of           the Fund and Principal Shareholders
             Securities

Item 16.     Investment Advisory and        Investment Advisory and Other
             Other Services                 Services

Item 17.     Brokerage Allocation and       Transactions in Portfolio Securities
             Other Practices

Item 18.     Capital Stock and              Shares of the Fund
             Other Securities

Item 19.     Purchase, Redemption and       Purchase and Pricing
             Pricing of Securities
             Being Offered

Item 20.     Tax Status                     Federal Income Tax Status

Item 21.     Underwriters                   Not Applicable

Item 22.     Calculation of                 Performance Data
             Performance Data

Item 23.     Financial Statements           Financial Statements

                        EAI SELECT MANAGERS EQUITY FUND



                         PROSPECTUS APRIL 30, 1997





                       EAI SECURITIES INC. (203) 855-2200



                                     (ART)

The EAI Select Managers Equity Fund (the "Fund") is a diversified, open-end management investment company with a diversified equity portfolio. The invest-ment objective of the Fund is to achieve long-term capital appreciation. The assets of the Fund are invested primarily in common stocks, but may also be in-vested in other securities such as convertible securities and fixed income se-curities. Fund assets are managed by multiple subadvisers, which provides for a diversified approach to the management of those assets. There can be no assur-ance that the Fund will achieve its investment objective.

  The Fund's shares may be purchased at a price equal to their net asset value per share on a continuous basis.

  This Prospectus sets forth concisely the information concerning the Fund that a prospective investor ought to know before investing. It should be read and retained for future reference. The Fund has filed with the Securities and Ex-change Commission a Statement of Additional Information, dated April 30, 1997, which contains more detailed information about the Fund and is incorporated into this Prospectus by reference. A copy of the Statement of Additional Infor-mation may be obtained without charge by contacting EAI Securities Inc. at 200 Connecticut Avenue, Suite 700, Norwalk, Connecticut 06854-1958, (203) 855-2200.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS



INTRODUCTION................................................................   2
FUND EXPENSES...............................................................   4
FINANCIAL HIGHLIGHTS........................................................   5
PERFORMANCE ADVERTISEMENTS..................................................   6
ORGANIZATION OF THE FUND....................................................   7
INVESTMENT OBJECTIVE AND POLICIES...........................................   7
INVESTMENT TECHNIQUES AND ASSOCIATED RISKS..................................   8
MANAGEMENT OF THE FUND......................................................  11
DISTRIBUTION OF THE FUND'S SHARES...........................................  13
PORTFOLIO TRANSACTIONS AND BROKERAGE........................................  13
PERFORMANCE INFORMATION.....................................................  14
DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES........................  15
DIVIDENDS AND DISTRIBUTIONS.................................................  16
TAX INFORMATION.............................................................  16
PURCHASE OF SHARES..........................................................  17
VALUATION OF SHARES.........................................................  19
REDEMPTION OF SHARES........................................................  19
PENDING LITIGATION..........................................................  20
OTHER INFORMATION...........................................................  21

                                 INTRODUCTION



  This Prospectus describes the shares offered by and operations of the Fund. The Fund is a diversified, open-end management investment company which was established in 1995. See "Description of Shares, Voting Rights and Liabili-ties" page 14.

INVESTMENT OBJECTIVE

  The investment objective of the Fund is to achieve long-term capital appre-ciation. The Fund attempts to achieve this objective by utilizing subadvisers (the "Subadvisers") which have investment philosophies consistent with this basic objective. The Subadvisers invest the assets of the Fund primarily in a variety of equity securities, including common stocks, but may also invest in other securities such as convertible securities and fixed income securities with a maximum remaining maturity of 15 years. The principal risks associated with an investment in the Fund relate to the risks associated generally with equity securities. See "Investment Objective and Policies" on page 7 and "In-vestment Techniques and Associated Risks" on page 8.

THE INVESTMENT ADVISER

  The Fund is managed by Evaluation Associates Capital Markets, Incorporated (the "Manager"), a registered investment adviser, commodity pool operator and commodity trading adviser located in Norwalk, Connecticut. For its services to the Fund, the Manager is entitled to a fee, payable quarterly, at the annual rate of 0.92% of the average daily net asset values of the Fund. See "Manage-ment of the Fund" on page 10.

THE SUBADVISERS

  The Manager is responsible, subject to the oversight of the Fund's Board of Trustees, for the selection and supervision of the Subadvisers. The Manager has ultimate responsibility for the investment performance of the Fund due to its responsibility to oversee the Subadvisers and to recommend their hiring, termination and replacement. When originally selected by the Manager, the Subadvisers are generally small (less than $750 million in total assets under management) and have only one or two key investment professionals, although the Subadvisers may grow beyond these parameters after their selection by the Manager [(as several of the current Subadvisers already have).] The Fund pres-ently has six Subadvisers. Mastrapasqua & Associates, Inc. invests primarily in domestic equity-oriented securities issued by smaller companies and focuses on growth and value. Siphron Capital Management invests primarily in large capitalization issues that have a valuable franchise or brand name and focuses on growth and equity. Liberty Investment Management invests primarily in secu-rities issued by medium-sized companies and focuses on growth and value. Iridian Asset Management LLC invests primarily in securities issued by large-sized companies and focuses on value. Bennett Lawrence Management, LLC invests primarily in securities issued by medium-sized companies and focuses on growth. Equinox Capital Management, Inc. invests primarily in securities is-sued by large-sized companies and focuses on value.

  The Subadvisers are each entitled to a fee, payable quarterly by the Manag-er. See "Management of the Fund" on page 10 and the Statement of Additional Information.

  While the Investment Company Act of 1940, as amended (the "1940 Act"), re-quires that the shareholders of the Fund approve the sub-advisory agreements between the Manager and the Subadvisers, the Fund has received and exemptive order from the Securities and Exchange Commission exempting it from this re-quirement although shareholders still have the ability to terminate such an agreement on their own at any time by a vote of a majority of the outstanding shares. As a result of that exemptive order, the Manager is able, subject to the approval of the Trustees, to engage and to terminate Subadvisers, to change the terms of specific sub-advisory agreements, or to continue the en-gagement of particular Subadvisers after events which would otherwise require their automatic termination under the 1940 Act. However, within 60 days of hiring a new Subadviser or implementing a material change in a sub-advisory agreement, the Manager must furnish the Fund's shareholders with an informa-tion statement including all of the information about the new Subadviser or the sub-advisory agreement that would be included in a proxy statement. In ad-dition, that exemptive order requires that the Fund hold itself out to the public as employing a multi-manager structure and that the Fund's sales liter-ature prominently disclose that the Manager has ultimate responsibility for the investment performance of the Fund due to its responsibility to oversee the Subadvisers and to recommend their hiring, termination and replacement.

THE DISTRIBUTOR

  EAI Securities Inc. (the "Distributor"), an affiliate of the Manager, serves as distributor of the Fund's shares. See "Distribution of the Fund's Shares" on page 13 and the Statement of Additional Information.

OFFERING AND REDEMPTION PRICE

  Shares of the Fund may be purchased through the Distributor, which offers the Fund's shares on a continuous basis. The shares are sold at the net asset value per share next computed after the purchase order is received by DST Sys-tems, Inc. (the "Transfer Agent"). The minimum initial investment is $500,000, and the minimum subsequent investment is $1,000. These minimums may be waived by the Fund or the Manager in certain circumstances. See "Purchase of Shares" on page 16 and "Valuation of Shares" on page 18.

  Shares of the Fund may be redeemed at any time at their net asset value per share next computed after receipt of a redemption request in proper form by the Transfer Agent. See "Redemption of Shares" on page 18.

RISK FACTORS

  There can be no assurance that the Fund can achieve its investment objec-tive. The Fund invests primarily in a variety of equity securities, and there are risks generally associated with such investments. These risks include (i) ordinary market risks as a result of changing economic and market conditions,
(ii) the risks that result from investing in small to medium sized companies, the securities of which (or the financial instruments related to such securi-ties) have a limited market, and (iii) the risk that during the start-up phase of the Fund's operations, the Fund's expenses may constitute a disproportion-ate percentage of the Fund's average net assets due to a relatively low level of net assets. In addition, the specific types of securities in which the Fund invests also presents risks that are peculiar to those securities. For exam-ple, investments in foreign securities are exposed to political and economic risks not associated with domestic securities, as well as the possibility of the imposi-tion of withholding taxes and government restrictions on the sales of such se-curities. Investments in illiquid securities are subject to greater risk of loss because they are not readily marketable. Repurchase agreements involve certain risks in the event of a default or insolvency by the other party. War-rants are generally considered more speculative investments and are therefore subject to a greater risk of loss. Investments in other investment companies investing in the securities described above are subject to the same risks as a direct investment in those securities. See "Investment Techniques and Associ-ated Risks" on page 8.

                                 FUND EXPENSES



The following table is intended to provide the investor with information con-cerning annual operating expenses of the Fund and to understand the various other direct and indirect costs and expenses borne by an investor in the Fund.

   SHAREHOLDER TRANSACTION EXPENSES
   Sales Load on Purchases                            None
   Sales Load Imposed on Reinvested Dividends         None
   Deferred Sales Load                                None
   Redemption Fee                                     None
   ANNUAL FUND OPERATING EXPENSES+
   Management Fees (after fee waiver)*                0.57%
   Other Expenses                                     0.58%
   Total Fund Operating Expenses (after fee waiver)+  1.15%

 + Expenses are stated as a percentage of net assets of the Fund.

 * The Management Fees reflect the aggregate fees paid to the Manager and each Subadviser. For a description of such fees, see "Management of the Fund" on page 10 and the Statement of Additional Information.

 + The Manager has committed to waive a portion of its fee for the two years of operation of the Fund (which expires on January 2, 1998) to the extent necessary to cap overall Fund expenses at 1.15%. Thereaf-ter, The Manager's fee may not be capped, and, if not, the Manager's fee will be 0.92% per annum of the average daily net asset value of the Fund and the total Fund operating expenses are expected to be ap-proximately 1.46%, assuming a constant net asset value for the Fund of at least $75 million. The table above reflects projected fees af-ter giving effect to the Manager's fee cap in the first two years of the Fund's operation. For more complete descriptions of the various costs and expenses, see "Management of the Fund" on page ten.

  ----------------------------------------------------------------------------
   EXAMPLE                                                      1 YEAR 3 YEARS
  ----------------------------------------------------------------------------
   Assuming a hypothetical $1,000 investment made at the
   commencement of the Fund's operations and assuming (1) a 5%
   annual rate of return and (2) redemption at the end of each
   time period, an investor would pay the following expenses:    $12     $42
  ----------------------------------------------------------------------------
   An investor would pay the following expenses on the same
   $1,000 investment assuming no redemption at the end of each
   time period:                                                  $12     $42

  THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EX-PENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

  In certain instances, the Fund may enter into directed brokerage arrangements in which it will direct the brokerage for certain securities transactions to be entered into by its Subadvisers to a certain broker-dealer in exchange for that broker-dealer's agreement to pay a portion of the custodian, transfer agent or other administrative fees incurred by the Fund. Such arrangements are discussed in "Portfolio Transactions and Brokerage." In addition, the Manager may, from time to time, but is not required to, waive all or a portion of the management fee due to it under the Management Agreement. Any voluntary fee waiver by the Manager may be terminated or reduced at any time in the sole discretion of the Manager. Shareholders will be notified of any changes in such fee waivers at the time they become effective. Directed brokerage arrangements will not be ef-fected at any time that the Manager has waived all or a portion of the manage-ment fee due to it under the Management Agreement, in accordance with the re-quirements of the 1940 Act and the rules thereunder.

                                   FINANCIAL
                                   HIGHLIGHTS



  The following table sets forth certain financial information for the Fund, including total net assets of the Fund and net asset value per Share of the Fund at the beginning and end of the period, per share investment income and capital gains (losses), and distributions thereof, distributions from capital, total return performance, expenses and income ratios and portfolio turnover. The Financial Highlights presented have been audited by Price Waterhouse LLP, independent accountants, whose report thereon appears in the Fund's 1996 Annual Report, which is incorporated by reference into the Statement of Additional In-formation. This information should be read in conjunction with the financial statements and related notes that also appear in the Fund's Annual Report.

  Further information about the Fund's performance is contained in the Annual Report to Shareholders. The Annual Report and the Statement of Additional In-formation are available at no cost by calling (203) 855-2200.

                              FINANCIAL HIGHLIGHTS

  For a share outstanding throughout the period.

                                                           FOR THE PERIOD
                                                         JANUARY 2, 1996 (A)
                                                           TO DECEMBER 31,
                                                                1996
                                                         -------------------
   Net Asset Value, Beginning of Period                        $ 10.00
                                                               -------
    Income from Investment Operations
     Net Investment Income                                        0.08
     Net Gains on Investments (both realized and
       unrealized)                                                1.35
                                                               -------
      Total from Investment Operations                            1.43
                                                               -------
    Less Distribution from:
     Net Investment Income                                       (0.08)
     Net Realized Gain on Investments                            (0.53)
                                                               -------
   Total Distributions                                           (0.61)
                                                               -------
   Net Asset Value, End of Period                              $ 10.82
                                                               =======
   Total Investment Return                                       14.30%(b)
   RATIOS/SUPPLEMENTARY DATA:
   Net Assets, End of Period (000)                             $88,607
   Ratio of Expenses to Average Net Assets                        1.15%(c)(d)
   Ratio of Net Investment Income to Average Net Assets           0.73%(c)(d)
   Portfolio Turnover Rate                                         174%
   Average Commission Rate Paid                                $0.0508

  -------------------------
  (a) Commencement of operations.
  (b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, and a redemption on the last day of the period. Total return for the period ended December 31, 1996 was not annualized.

  (c) Ratios would have been 1.50% and 0.38% respectively, had the Manager not waived expenses.
  (d) Annualized.

  *Based on average shares outstanding.

  See Notes to Financial Statements.

                                  PERFORMANCE
                                 ADVERTISEMENTS



  From time to time, the Fund may include performance data in advertisements, sales literature or reports to current or prospective shareholders. Performance data about the Fund is based on the Fund's past performance only and is not an indication of future performance. Performance data may be expressed in various measures, including total return for the Fund's shares or as a statistical ref-erence to the Fund's volatility. Average annual total return figures as pre-scribed by the Securities and

Exchange Commission represent the average annual percentage change in value of a $1,000 investment in the Fund for one-, five-, and ten-year periods, or any portion thereof, to the extent applicable, through the end of the most recent fiscal quarter, assuming reinvestment of all distributions. The Fund may also furnish total return quotations for other periods, or based on investments of other amounts. For such purposes, total return equals the total of all income and capital gains paid to holders of shares of the Fund, assuming reinvestment of all distributions, plus (or minus) the change in value of the original in-vestment, expressed as a percentage of the purchase price. Volatility will be measured as the standard deviation of the Fund's past performance. The Fund may also include in advertisements, sales literature or reports a comparison of Fund performance to the performance of other mutual funds or various unmanaged indices. Unmanaged indices may assume the reinvestment of dividends, but gener-ally do not reflect deductions for administrative and management costs and ex-penses.

  Advertisements, sales literature and communications may also contain informa-tion about the Fund's, the Manager's or the Subadvisers' current investment strategies and management style. Current strategies and style may change to al-low the Fund to respond quickly to a changing market and economic environment. From time to time, the Fund may discuss specific portfolio holdings or indus-tries in such communications.

  Performance information for the Fund reflects only the performance of a hypo-thetical investment in the shares of the Fund during the particular time period on which the calculations are based. Performance information should be consid-ered in light of the Fund's investment objectives and policies, characteristics and qualities of the Fund's portfolio, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. For a description of the methods used to determine total return and volatility, see the Statement of Additional Information.

                            ORGANIZATION OF THE FUND



  The Fund was organized on September 27, 1995 as a Massachusetts business trust. The Fund is categorized as an open-end management company under the 1940 Act.

                     INVESTMENT OBJECTIVEAND POLICIES



  The investment objective of the Fund is to achieve long-term capital appreci-ation. There can be no assurance that the Fund will achieve its objective. The Fund's investment objective is a fundamental policy and may not be changed without majority shareholder approval. In addition, the Fund's policy is to in-vest at least 65% of its total assets in equity securities, and this is also a fundamental policy that may not be changed without majority shareholder approv-al; provided however that the Fund may at times, for defensive purposes, tempo-rarily place all or a portion of its assets in cash, short-term commercial pa-per, U.S. Government securities, high quality debt securities and obligations of banks when, in the judgment of the Manager or a Subadviser, such investments are appropriate in light of economic or market conditions.

  The Fund attempts to achieve its investment objective by utilizing Subadvisers which have investment philosophies consistent with this basic ob-jective. The Subadvisers invest the assets of the Fund primarily in a variety of equity securities, including common stocks, but may also invest in convert-ible securities and fixed income securities with a maximum remaining maturity of fifteen years. The Fund presently has six Subadvisers. Liberty Investment Management invests primarily in securities issued by medium-sized companies and focuses on growth and value. Iridian Asset Management LLC invests primar-ily in securities issued by large-sized companies and focuses on value. Bennett Lawrence Management, LLC invests primarily in securities issued by me-dium-sized companies and focuses on growth. Equinox Capital Management, Inc. invests primarily in securities issued by large-sized companies and focuses on value. Mastrapasqua & Associates, Inc. invests primarily in domestic equity-oriented securities issued by smaller companies and focuses on growth and val-ue. Siphron Capital Management invests primarily in large capitalization is-sues that have a valuable franchise or brand name and focuses on growth and equity.

  The Fund pursues its investment objective primarily by investing in equity or equity-related securities, which consist primarily of common stock, Ameri-can Depositary Receipts and convertible securities (including bonds).

  To the extent consistent with its investment objective and policies, the Fund may also invest in fixed income securities for current income and capital preservation. Such fixed income securities will have a maximum remaining matu-rity of 15 years. The Fund will invest in fixed income securities issued by the U.S. Government and certain of its agencies and instrumentalities, or cor-porate bonds or debentures that are rated not less than Aa by Moody's Investor Services, Inc. ("Moody's") or AA by Standard and Poor's Corporation ("S&P") or, in the case of debt securities not rated by Moody's or S&P, of comparable quality as determined by the appropriate Subadviser (provided that the rating of certain convertible fixed income securities may be lower). The Fund may also invest in fixed income securities for capital appreciation. Fixed income securities may have fixed or variable rates.

  The Fund does not propose to concentrate 25% or more of its total assets in a particular industry or group of industries.

  The Fund is subject to certain investment restrictions which may not be changed without majority shareholder approval. These investment restrictions are set forth in the Statement of Additional Information.

                  INVESTMENT TECHNIQUES AND ASSOCIATED RISKS



  The following are descriptions of certain types of securities invested in by the Fund, certain investment techniques employed by the Fund, and risks asso-ciated with using either those securities or those investment techniques.

GENERAL RISKS ASSOCIATED WITH THE FUND

  The Fund is subject to ordinary market risks as a result of changing eco-nomic and market conditions which might affect the profitability and financial condition of the companies in whose securities the Fund's assets are invested. In an attempt to mitigate the risk of loss of principal due to mar-ket fluctuation for individual securities, the Fund invests primarily in a di-versified portfolio of equity securities. Moreover, the use of several Subadvisers provides further diversification in the investments of the Fund. Such diversification does not eliminate all risks and investors should expect the net asset value of their shares in the Fund to fluctuate based on market conditions or a variety of other factors, as discussed herein.

  The securities of small to medium-sized (by market capitalization) compa-nies, or financial instruments related to such securities, may have a more limited market than the securities of larger companies. Accordingly, it may be more difficult to effect sales of such securities at an advantageous time or without a substantial drop in price than it would be with securities of a com-pany with a larger market capitalization and broader trading market. In addi-tion, securities of a small to medium-sized company may have greater price volatility as they are generally more vulnerable to adverse market factors such as unfavorable economic reports.

  The Fund is still in its start-up phase, and during this start-up phase Fund expenses may constitute a disproportionate percentage of average Fund net as-sets due to a relatively low level of net assets.

OTHER SECURITIES

  In addition to the general risks associated with the Fund, certain types of securities in which the Fund invests from time to time present more specific risks.

  Foreign Securities. While the Fund does not directly invest in foreign secu-rities, it may invest to a limited extent in sponsored or unsponsored American Depositary Receipts ("ADRs") or other investment companies that invest in for-eign securities, so the performance of these investments will depend upon the performance of the underlying foreign securities. ADRs are dollar-denominated receipts issued generally by U.S. banks and which represent a deposit with the bank of a foreign company's securities. Unsponsored ADRs differ from sponsored ADRs in that the establishment of unsponsored ADRs is not approved by the is-suer of the underlying foreign securities. Ownership of unsponsored ADRs may not entitle the Fund to financial or other reports of the issuer, to which it would be entitled as the owner of sponsored ADRs. Investments in foreign secu-rities involve risks that differ from investments in securities of domestic issuers. Such risks may include political and economic developments, the pos-sible imposition of withholding taxes, possible seizure or nationalization of assets, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the Fund's investments. In addition, foreign countries may have less well-devel-oped securities markets as well as less regulation of stock exchanges and bro-kers and different auditing and financial reporting standards. Not all foreign branches of United States banks are supervised or examined by regulatory au-thorities as are United States banks, and such branches may not be subject to reserve requirements. Investing in the fixed-income markets of developing countries involves exposure to economies that are generally less diverse and mature, and to political systems which may be less stable, than those of de-veloped countries. Foreign securities often trade with less frequency and vol-ume than domestic securities and therefore may exhibit greater price volatili-ty. Changes in foreign exchange rates will affect the value of those securi-ties which are denominated or quoted in currencies other than the U.S. dollar.

  Illiquid Securities. The Fund may invest up to 15% of its net assets in se-curities that are not readily marketable ("illiquid securities"). These secu-rities, which may be subject to legal or contractual restrictions on their re-sale, may involve a greater risk of loss. Securities that are not registered for sale under the Securities Act of 1933, as amended (the "1933 Act"), but are eligible for resale pursuant to Rule 144A under the 1933 Act, will not be considered illiquid for purposes of this restriction if the appropriate Subadviser determines, subject to the review of the Trustees, that such secu-rities have a readily available market.

  Repurchase Agreements. In a repurchase transaction, the Fund purchases a se-curity from a bank or broker-dealer and simultaneously agrees to resell that security to the bank or broker-dealer at an agreed-upon price on an agreed-upon date. The resale price reflects the purchase price plus an agreed-upon rate of interest. In effect, the obligation of the seller to repay the agreed-upon price is secured by the value of the underlying security. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and the value received upon disposal being less than the amounts due the Fund. The Fund may not invest in repurchase agreements with a maturity of more than seven days if the aggregate of such investments, along with other illiquid securities, exceeds 15% of the value of the Fund's net assets.

  Warrants. The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and are considered speculative investments. For example, if a warrant were not exercised by the date of its expiration, the Fund would lose its entire investment. The Fund's investments in warrants will not exceed 5% of the value of its net assets (calculated at market value at the time of each investment), and not more than 2% of its net assets will be invested in warrants or rights not listed on the New York Stock Exchange.

  Investment Companies. The Fund may invest in other registered investment companies which in turn invest in the types of securities discussed in the preceding paragraphs. As such, the performance of the Fund's investments in those other investment companies will be subject to the sorts of risks de-scribed above. Pursuant to the 1940 Act, the Fund may acquire no more than 3% of the outstanding voting stock of any single investment company, and it may invest no more than 5% of its assets in any one investment company and no more than 10% of its assets (in each case taken at market value and measured imme-diately after giving effect to such investment) in all of the investment com-panies whose securities it owns. When the Fund invests in the securities of other registered investment companies, certain expenses, such as management fees, will be duplicated.

PORTFOLIO TURNOVER

  In carrying out the investment policies described in this Prospectus, the Fund expects to engage in a substantial number of portfolio securities trans-actions, and the rate of portfolio turnover will not be a limiting factor when a Subadviser deems it appropriate to purchase or sell securities for the Fund. The Fund estimates that its annual turnover rate will not exceed 200%. High
portfolio turnover involves corre     -
spondingly greater brokerage commissions for the Fund and other transaction costs that are borne directly by the Fund. In addition, high portfolio turn-over may also result in increased short-term capital gains which when distrib-uted to shareholders, are treated for federal income tax purposes as ordinary income. See "Portfolio Transactions and Brokerage" on page 13 and "Tax Infor-mation" on page 15.

                            MANAGEMENT OF THE FUND



BOARD OF TRUSTEES

  The Board of Trustees of the Fund (the "Trustees") is responsible for the overall supervision of the operations of the Fund. The Trustees perform the duties imposed on them by the 1940 Act and the Massachusetts General Laws. In addition to their other duties, the Trustees appoint the officers of the Fund annually and approve the selection and termination of the Subadvisers. More information on the Trustees is set forth in the Statement of Additional Infor-mation.

THE MANAGER

  Pursuant to a management agreement (the "Management Agreement"), the Manager acts as investment adviser for the Fund. In this capacity, the Manager, sub-ject to the authority of the Trustees, is responsible for the overall manage-ment of the Fund's business affairs. This responsibility includes the selec-tion and termination of the Subadvisers and the allocation of portfolio assets among the Subadvisers, subject in each case to the oversight of the Trustees. The Manager has ultimate responsibility for the investment performance of the Fund due to its responsibility to oversee the Subadvisers and to recommend their hiring, termination and replacement.

  EAI Partners, L.P., the Manager's direct parent (the "Parent"), and its predecessors together have more than 20 years of experience in the investment consulting business. The Parent is presently owned by certain employees and certain non-employee investors. Equity interests in the Parent are owned by a total of 29 entities, and no single equity holder holds more than 25% of the outstanding equity interests of the Parent. The Parent and its subsidiaries together currently have more than 100 employees, approximately 55 of which are professional staff. The Parent, directly and through the Manager, offers serv-ices which are generally divided between investment consulting services, in-cluding manager evaluation and performance evaluation services, and the man-agement of multi-adviser funds for a number of institutional and high net worth individual clients. The Parent, directly and through the Manager, had
approximately $   million in assets under management as of March 31, 1997. The
Manager's address is 200 Connecticut Avenue, Suite 700, Norwalk, Connecticut 06854-1958.

THE SUBADVISERS

  Bennett Lawrence Management, LLC was formed in September, 1995 by former em-ployees of Deutsche Morgan Grenfell/C.J. Lawrence, Inc. The firm is owned by its employees and is controlled by S. Van Zandt Schreiber, its majority owner.
As of March 31, 1997, assets under management totaled approximately $   mil-
lion. Its address is 757 Third Avenue, New York, New York 10017.

  Equinox Capital Management, Inc. was formed in May, 1989. The firm is owned by its employees and is controlled by Ronald J. Ulrich, its majority owner. As of March 31, 1997, assets under management totaled approximately

$   billion. Its address is 399 Park Avenue, New York, New York 10022.

  Iridian Asset Management LLC was formed in March, 1996 and is currently owned by Harold Levy and David Cohen. Iridian Asset Management LLC is the successor to Arnold and S. Bleichroeder Capital, a division of Arnold and S. Bleichroeder, Inc. As of March 31, 1997, assets under management totaled ap-
proximately $   billion. Its address is 276 Post Road West, Westport, Connecti-
cut 06880-4704.

  Liberty Investment Management (formerly Eagle Asset Management) was origi-nally formed in January, 1976 and is a division of Goldman Sachs Asset Manage-ment, a subsidiary of Goldman Sachs & Co. As of March 31, 1997, assets under
management totaled approximately $   billion.

  Mastrapasqua & Associates, Inc. was formed in 1993 and is currently wholly owned by Frank Mastrapasqua. As of March 31, 1997, assets under management to-
taled approximately $   million. His address is 814 Church Street, Nashville,
Tennessee 37203.

  Siphron Capital Management was formed in 1991 and is currently wholly owned by David Siphron. As of March 31, 1997, assets under management totaled approx-
imately $   million. His address is 280 South Beverly Drive, Suite 412, Beverly
Hills, California 90212.

COMPENSATION

  As compensation for its services, the Manager is entitled to a fee, payable quarterly, at the annual rate of 0.92% of the average of the daily net asset value of the Fund. This fee is higher than the management fee paid by most in-vestment companies. The Management Agreement also provides that the Fund will reimburse the Manager on a cost basis in the event that the Manager provides any services involved in maintaining registrations of the Fund and its shares with the Securities and Exchange Commission or involved in the preparation of shareholder reports. The Manager has committed to waive a portion of its fees for the first two years of operation of the Fund (which expires on January 2, 1998) to the extent necessary to cap overall Fund expenses at 1.15% of the av-erage of the daily net asset value of the Fund.

  The Manager pays a portion of its management fees to the Subadvisers pursuant to the sub-advisory agreements between the Manager and each Subadviser. The following are the amounts paid to each Subadviser (expressed as a per annum percentage of the average of the monthly net asset value of the assets of the Fund managed by such Subadviser):

Bennett Lawrence Management, LLC--  .375%
Equinox Capital Management, Inc.--  .375%
Iridian Asset Management LLC--      .375%
Liberty Investment Management--     .375%
Mastrapasqua & Associates, Inc.--   .375%
Siphron Capital Management--        .375%

  The amount of the management fee that will be retained by the Manager may vary according to the allocation of Fund assets among the Subadvisers. It is presently estimated that, in the first fiscal year of the Fund, the Manager will pay approximately 41% of the management fee it receives under the Manage-ment Agreement to the Subadvisers and will retain approximately 59% of that fee for itself, assuming the Manager's cap on its management fees in the first 2 years of the Fund's operation does not impact these percentages.

THE PORTFOLIO MANAGER

  Mr. Keith Stransky serves as portfolio manager of the Fund. Mr. Stransky is Executive Vice President and Director of Traditional Funds Management and Research for the Manager, and he has held that position for the past six years. In that position, Mr. Stransky manages and does research for the Manager's tra-ditional investment vehicles. Mr. Stransky joined the Parent in 1983, and prior to that he was the Technical Director for Hamilton, Johnston & Co., Inc. Mr. Stransky has 21 years of consulting-related investment experience. Mr. Stransky is a Chartered Financial Analyst.

THE ADMINISTRATOR

  The Fund has retained Van Eck Associates Corporation to perform administra-tive and accounting functions for it. These functions include certain legal, accounting, regulatory and compliance services, state registration services, corporate secretary and board of trustees administration, tax compliance serv-ices and reporting. Van Eck Associates Corporation receives an annual fee, pay-able monthly, which is graduated, beginning at .20% of the average daily net assets of the Fund if such assets during the month the fee is calculated are less than $100 million and ending at .12% of the average daily net assets of the Fund if such assets during the month the fee is calculated are equal to or more than $260 million. There is a minimum annual fee of $100,000 payable to Van Eck Associates Corporation.

  The Manager may compensate certain financial institutions that are not affil-iated with the Fund or the Distributor out of its own funds in connection with certain sales to shareholders.

THE CUSTODIAN AND THE TRANSFER AGENT

  Boston Safe Deposit and Trust Company serves as the Fund's Custodian pursuant to a Custody Agreement. Its address is One Boston Place, Boston, Massachusetts 02108.

  DST Systems, Inc. serves as the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an Agency Agreement. Its address is 1004 Baltimore, Kansas City, Missouri 64105-1802.

                       DISTRIBUTION OF THE FUND'S SHARES



THE DISTRIBUTOR

  The Distributor serves as the distributor of the shares of the Fund. Its ad-dress is 200 Connecticut Avenue, Norwalk, Connecticut 06854-1958. The Distribu-tor distributes the shares of the Fund solely on a subscription basis.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE



  Each Subadviser is responsible for decisions to buy and sell securities using the Fund assets allocated to it, as well as for broker-dealer selection in con-nection with the portfolio managed by that Subadviser. Each Subadviser must ad-here to the Fund's policy of seeking the best execution and price (which in some instances may include paying higher brokerage commissions for brokerage and research services provided to the Fund and may include the directed broker-age arrangements described in the next paragraph).

  In certain instances, the Fund may enter into directed brokerage arrangements in which it will direct the brokerage for certain securities transactions to a particular broker-dealer in exchange for that broker-dealer's agreement to pay a portion of the custodian, transfer agent or other administrative fees incurred by the Fund. Directed brokerage transactions will only be executed if, in light of the offsetting reduction in administrative fees to be incurred by the Fund, they represent the best execution and price for that transaction or as good execution and price as would otherwise be available to the Fund. Directed brokerage arrangements will not be effected at any time that the Man-ager has waived all or a portion of its management fee.

  The Manager and/or one or more of the Subadvisers may use an affiliated broker/dealer to execute transactions on behalf of the Fund. In addition, the Manager may participate in the directed brokerage arrangement described above with an affiliated broker/dealer.

                            PERFORMANCE INFORMATION



  As stated above, the Manager, the Parent and their predecessors together have more than 20 years of experience in the investment consulting and manage-ment business. Among the assets under the management of the Parent and the Manager at the end of 1995 were, respectively, The EAI Small Managers Equity Fund Trust (the "SMEF Trust") and the W.R. Investment Partners Long Equity Fund, L.P. (the "Long Fund" and, collectively with the SMEF Trust, the "EAI Funds"), two collective investment funds with investment objectives, policies and strategies substantially identical to those of the Fund. In addition, sev-eral former investors in the EAI Funds presently invest in the Fund, and much of the Fund's assets are attributable to the investments made by those invest-ors. The former investors in the SMEF Trust were required to withdraw their investments in the SMEF Trust in order to comply with a release by the staff of the Securities and Exchange Commission regarding the treatment of invest-ment vehicles used by certain employee pension and benefit plans for purposes of the 1940 Act. The Long Fund was terminated by the Manager on May 1, 1996.

  The following table presents the average annual total return of the EAI Funds for the periods shown and compares that return to the average annual to-tal return of the Standard & Poor's 500 Stock Index (the "S&P 500") for those periods. The figures for the EAI Funds represent the average annual total re-turn of the two funds as if their assets were combined, and include the impact of capital appreciation as well as the reinvestment of interest and dividends. The Long Fund became operative on March 1, 1993, and the figures set forth be-low include its performance since that time. The EAI Funds are private ac-counts not subject to the investment limitations, diversification requirements and other restrictions imposed upon mutual funds by the 1940 Act and the In-ternal Revenue Code and those restrictions could adversely impact their per-formance. THE FOLLOWING TABLE REPRESENTS ONLY THE HISTORIC PERFORMANCE OF THE TWO FUNDS MENTIONED ABOVE, AND SHOULD NOT BE CONSIDERED AS AN INDICATION OF THE FUTURE PERFORMANCE OF THE FUND.

                      EAI
TIME PERIOD         FUNDS(1) S&P 500(2)
-----------         -------- ----------
10 years 1986-1995   15.96%    14.86%
5 years 1991-1995    18.74%    16.56%
3 years 1993-1995    14.70%    15.31%
1 year 1995          30.25%    37.56%

(1) The EAI Funds each had a net asset value of more than $67,000,000 as of December 31, 1995. The combined net asset value of the EAI Funds on Decem-ber 31, 1995 was approximately $284,000,000. The composite does not reflect all of the assets under the management of the Manager, the Parent and their affiliates and may not accurately reflect the performance of all accounts managed by them.

(2) The S&P 500 is an unmanaged capitalization-weighted index of 500 commonly traded stocks designed to measure performance of the broad domestic econ-omy through changes in the aggregate market value of those stocks. The in-dex reflects the reinvestment of dividends.

  The performance figures set forth above for the EAI Funds include fees and expenses paid by the EAI Funds which, on a weighted net basis, were approxi-mately 1.03% to 1.20% per year, which is less than the estimated fees to be incurred by the Fund when the cap on the management fee to be paid to the Man-ager is no longer in effect. Those figures also reflect a rebate of management fees paid to certain investors that are affiliated with the Parent and the Manager.

             DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES



  The Fund offers one class of shares. The shares have no par value, and the Fund may increase the number of Shares without the approval of existing share-holders, provided that any such increase may not decrease the net asset value of the existing shares. Shares of the Fund are entitled to one vote per share. Shareholders have the right to vote on the election of the Trustees and on all other matters on which, by law or by the Fund's Declaration of Trust, they may be entitled to vote.

  The Fund is not required, and does not intend, to hold annual meetings of shareholders under normal circumstances. The Trustees or the shareholder may call special meetings of the shareholders for action by shareholder vote, in-cluding the removal of any or all of the Trustees. Trustees will call a spe-cial meeting of shareholders of the Fund upon written request of the holders of at least 10% of the outstanding shares.

  Under Massachusetts law, the shareholders and trustees of a business trust like the Fund may, in certain circumstances, be personally liable for the trust's obligations to third parties. However, the Fund's Declaration of Trust provides, in substance, that no shareholder or Trustee shall be personally li-able for the Fund's obligations to third parties and that every written con-tract made by the Fund shall contain a provision to that effect. The Fund's Declaration of Trust also requires the Fund to indemnify Trustees against such liabilities and any related claims and expenses. The Fund will not indemnify a Trustee when the loss is due to willful misconduct, bad faith, gross negli-gence or reckless disregard of the duties involved in the conduct of the Trustee's office.

  As of March 31, 1997, the following persons or entities beneficially owned, directly or indirectly or through one or more controlled companies, more than 25 percent of the Fund's outstanding shares or otherwise controlled the Fund:
[             ].

  Organizational expenses have been capitalized by the Fund and are being am-ortized over 60 months, beginning on January 2, 1996.

  Shareholder inquiries should be made to the Fund at 200 Connecticut

Avenue, Suite 700, Norwalk, Connecticut 06854-1958, (203) 855-2200.

                          DIVIDENDS AND DISTRIBUTIONS



  The fiscal year of the Fund ends on December 31. Distributions to sharehold-ers of net investment income and short-term capital gain, if any, will be in the form of an income dividend. Long-term capital gain, if any, will retain its character upon distribution to shareholders. Such dividends or distributions will normally be made by the Fund on at least an annual basis, usually in De-cember. Dividends or distributions declared in December but paid in January will be includible in a shareholder's income as of the record date (usually in December) of such dividends and distributions. Short-term capital gains, if any, are treated the same as dividend income. The fiscal year of the Fund is December 31.

  Unless a shareholder has elected to receive dividends and distributions in cash, all dividends and distributions will be reinvested in additional shares of the Fund (at net asset value at the time of reinvestment). Any election may be changed at any time by delivering written notice to the Fund at least ten business days prior to the payment date.

                                TAX INFORMATION



  All income dividends, including distributions designated as capital gain div-idends, are generally taxable to shareholders for Federal income tax purposes whether received in cash or in additional shares. Shareholders exempt from or otherwise not required to pay Federal income tax will not ordinarily be re-quired to pay that tax on such amounts distributed to them except to the extent that the shares with respect to which such amounts were distributed were ac-quired with outstanding debt. The Fund will inform shareholders of the amount and nature of all dividend distributions.

  The Fund has qualified as a regulated investment company ("RIC") under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), that relieve such investment companies which distribute substan-tially all of their net income (both net investment income and net capital gains) from Federal income tax on the amounts distributed. If the Fund should fail to qualify as a RIC for any taxable year, it would be subject to Federal income tax as a corporation computed without benefit of such a deduction for dividend.

  In addition, if any time during the last half (July 1 through December 31) of a taxable year of the Fund more than 50 percent of the Fund's outstanding shares are owned, directly or indirectly, by or for not more than five individ-uals (which, for this purpose, includes employee pension and benefit plans un-der the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and certain other entities), the Fund will be a personal holding company under Subachapter M of the Code for that taxable year. For any taxable year in which the Fund is a personal holding company and qualifies as a RIC, the Fund would be subject to the maximum Federal income tax rate applicable to corporations on any amount distributed to shareholders. In addition, it would result in the Fund being subject to personal holding company tax, at the rate of 39.6%, on any amount required to be but not distributed to shareholders. Based on the holdings of the Shares of the Fund from July 1 through December 31, 1996, the Fund will be treated as a personal holding company for its 1996 taxable year. The Fund believes it has distributed the amounts required to avoid the taxation described above.

  Shareholders should consult with their own tax advisors for more information regarding the Federal, foreign, state and local tax rules applicable to their ownership and disposition of shares of the Fund. See "Federal Income Tax Sta-tus" in the Statement of Additional Information.

                               PURCHASE OF SHARES



  Shares of the Fund are offered on a continuous basis and are sold at the net asset value per share next computed after the purchase order is received by the Fund's Transfer Agent. The Shares are sold without any sales loads or charges. There is a minimum purchase requirement of $500,000 for initial purchases of the Shares and of $1,000 for additional purchases of the Shares. These minimums may be waived by the Fund or the Manager in certain circumstances. It is con-templated that employees of the Parent and its affiliates may purchase shares, and the minimums may be waived for such purchases.

  Purchases of shares directly from the Fund may be made by check by sending an account application and a check (payable to EAI Select Managers Equity Fund) to EAI Select Managers Equity Fund, c/o DST Systems, Inc., P.O. Box 419563, Kansas City, Missouri 64141-9563. Overnight deliveries may be sent to 1004 Baltimore, Kansas City, Missouri 64105-1802. Purchases may also be made directly by Fed-eral Funds or bank wire; please call the Transfer Agent at 800-798-8055 to ob-tain an account number and bank wire instructions in advance of purchase.

  Certain states may require registered investment advisers that purchase shares of the Fund for customers in those states to register as broker-dealers. From time to time, the Distributor may supply material to registered investment advisers, other investment professionals or other parties to assist them in formulating an investment program using the Fund for their clients. Such mate-rials are designed to be used and evaluated by investment professionals, do not contain investment advice and are not available for distribution to the general public.

  Certain investors may purchase or sell shares through broker-dealers or through other processing organizations that may impose transaction fees or other charges in connection with providing this service, which fees and charges the Fund believes will be disclosed to such investors. Shares purchased in this manner may be treated by the Fund as a single account for purposes of the mini-mum initial investment. Investors are not required to utilize the services of a broker-dealer or other processing organization and any purchase shares directly from the Fund.

  Shares are offered and orders accepted on each business day (i.e., a day on which the New York Stock Exchange ("NYSE") is open for trading). The Fund may limit or suspend the offering of shares at any time and may refuse, in whole or in part, any order for the purchase of shares. Orders received by the Fund or the Transfer Agent prior to 4:00 p.m. New York time on any business day will receive the offering price computed for that day. Orders received after 4:00 p.m. New York time will receive the offering price for the next business day.

  Wire transfers of funds used to pay for purchases of shares must be received by 3:00 p.m. New York time on the business day following the purchase. Pur-chases paid for by check are effected when the check is received but are sub-ject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a bank chartered by the United States or a state thereof. If a check used to purchase shares does not clear, the transaction will be canceled and the investor will be responsible for any loss the Fund incurs. In addi-tion, the Fund may prohibit the future purchase of shares by any investor that fails to pay for a purchase of shares. To ensure that checks are collected by the Fund, redemptions of shares purchased by check will not be effected until the check clears, which could take as long as 15 days after the date of pur-chase.

  Shares of the Fund may also be purchased in exchange for securities held by an investor which are acceptable to the Fund. Investors interested in exchang-ing securities must first telephone the Manager at (203) 855-2200 for instruc-tions regarding submission of a written description of the securities the in-vestor wishes to exchange. Within five business days of the receipt of the written description, the Manager will advise the investor by telephone whether the securities to be exchanged are acceptable to the Fund and will instruct the investor regarding delivery of the securities. There is no charge for this review by the Manager.

  Securities accepted by the Fund are valued in the manner and on the days de-scribed in the section entitled "Valuation of Shares" as of the close of busi-ness on the NYSE, generally 4:00 p.m. New York time. Acceptance may occur on any day during the five-day period afforded the Manager to review the accept-ability of the securities. Securities which have been accepted by the Fund must be delivered within five days follow ing acceptance. Delivery instruc-tions will be provided at the time of acceptance.

  The value of the securities to be exchanged and of the shares of the Fund may be higher or lower on the day Fund shares are offered than on the date of receipt by the Manager of the written description of the securities to be ex-changed. The number of shares of the Fund received in exchange for such secu-rities will depend on the value of the securities and the net asset value of Fund shares [next determined following acceptance] on the day Fund shares are offered. Securities to be exchanged must be accompanied by a transmittal form which is available from the Manager.

  A gain or loss for Federal income tax purposes may be realized by the in-vestor upon the securities exchange, computed by reference to the tax basis of the securities tendered, depending upon various factors relating to the timing of other such in-kind purchases of the Fund's shares and the make-up of the securities exchanged therefor. (See "Federal Income Tax Status" in the State-ment of Additional Information.) All interest, dividends and subscription or other rights with respect to accepted securities which go "ex" after the time of valuation become the property of the Fund and must be delivered to the Fund by the investor forthwith upon receipt from the issuer. Further, the investor may be required to represent and agree that all securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the 1933 Act, or otherwise.

  In order to avoid unnecessary expenses and administrative complications, certificates for Fund shares will not be issued. All share purchases will be confirmed to the record holder and credited to such holder's account on the Fund's books maintained by the Transfer Agent.

                                 VALUATION OF
                                    SHARES



  As stated above, Fund shares are sold at net asset value per share. Net as-set value per share is determined as of the close of business on the NYSE, generally 4:00 p.m. New York time, on each business day. Net asset value per share is equal to the net worth of the Fund (assets minus liabilities) divided by the number of shares outstanding. Assets and liabilities are determined in accordance with generally accepted accounting principles and applicable rules and regulations of the Securities and Exchange Commission.

  Securities held by the Fund which are traded on a national exchange are val-ued based on the last quoted sale price on such exchange on or recently before the valuation date (or if the securities are traded on more than one exchange on or recently before the valuation date, the principal exchange that such se-curities are traded on, as determined by the appropriate Subadviser) or, if there has been no recent sale of securities, at the last bid price. Over-the-counter securities for which market quotations are readily available are val-ued on the basis of the last sale price or, lacking any sales, at the last quoted bid price. Securities and other investments for which market quotations are not readily available are valued at fair value, as determined in good faith and pursuant to procedures established by the Trustees.

                                  REDEMPTION
                                   OF SHARES



  Any shareholder may require the Fund to redeem its shares at any time at their net asset value next computed after receipt of the redemption order by the Transfer Agent. The Fund may, however, refuse to effect such a redemption within seven days after receipt of the redemption order (i) for any period during which (a) the NYSE is closed other than customary weekend and holiday closings, (b) trading on the NYSE is restricted, or (c) an emergency exists as a result of which disposal by the Fund of securities is not reasonably practi-cable or it is not reasonably practicable for the Fund to determine fairly the value of its net assets, or (ii) for such other periods as the Securities and Exchange Commission may by order permit for the protection of shareholders of the Fund. In addition, redemption of purchases made by check are restricted as described in "Purchase of Shares," above.

  Any redemption orders received as indicated below before the close of trad-ing on the NYSE (generally 4:00 p.m. New York time) on a day when the Transfer Agent is open for business will receive the net asset value determined on that date. Any redemption orders received after such time will receive the net as-set value determined on the following business day. The Fund cannot accept re-demption orders transmitted to it at the address indicated on the cover page of the Prospectus, but will use its best efforts to promptly forward such or-ders to the Transfer Agent for receipt by the next business day. An investor's investment professional is responsible for promptly transmitting orders. There is no redemption charge.

  Due to the relatively high cost of maintaining small accounts, the Fund re-serves the right to redeem a shareholder account (after 60 days written no-tice) when the value of the shares in that account falls below $500,000 due to redemptions. Whether the Fund will exercise its right to redeem a specific shareholder account in these circum-stances will be determined by the Fund on a case-by-case basis.

  Redemption orders should be mailed or telephoned to the Transfer Agent. The Transfer Agent's mailing address is P.O. Box 419563, Kansas City, Missouri 64141-9563. Overnight deliveries may be sent to 1004 Baltimore, Kansas City, Missouri 64105-1802. The Transfer Agent's telephone number is 800-798-8055. A redemption order should include the name of the Fund, the shareholder's ac-count name and number, and the number of shares or the amount to be redeemed. In addition, redemption orders which are submitted in writing must be signed by the shareholder. For telephone redemption orders, address and bank account information will be verified, telephone redemption instructions will be re-corded on tape, and all redemptions will be confirmed in writing to the share-holder. If there has been a change of address in the past 60 days, a telephone redemption will not be authorized. The Fund and the Transfer Agent will employ reasonable procedures to confirm that redemption orders placed by telephone are genuine, and failure to do so or to follow such procedures could result in the Fund and/or the Transfer Agent being held liable for losses resulting from unauthorized or fraudulent instructions. Telephone redemption orders must be received by the close of trading on the NYSE on a day when the Transfer Agent is open for business.

  If the amount of a redemption is greater than $1,000, the proceeds will be wired to a designated U.S. commercial bank account. If the amount of the re-demption is less than $1,000, the proceeds will be sent via U.S. mail to the address or record on the shareholder's account. As stated above, any redemp-tion of shares purchased by check will not be effected until as long as 15 days after the date of purchase.

  To the extent consistent with state and Federal law, the Fund may make pay-ment of the redemption price either in cash or in kind. However, the Fund has elected, pursuant to Rule 18f-1 under the 1940 Act, to pay in cash all redemp-tions requested by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of (i) $250,000 or
(ii) 1% of the net asset value of the Fund at the beginning of such period. This election is irrevocable while Rule 18f-1 is in effect unless the Securi-ties and Exchange Commission, by order, permits the withdrawal thereof. In the case of a redemption in kind, securities delivered in payment for Fund shares would be valued at the same value assigned to them in computing the net asset value of the Fund. A shareholder receiving such securities would incur broker-age costs when selling the securities.

  A complete description of redemption procedures is included in the Statement of Additional Information.

                              PENDING LITIGATION



  On October 11, 1995, the Parent brought a declaratory judgement action against First Commercial Trust Company, N.A., in United States District Court for the District of Connecticut. On October 26, 1995, First Commercial Trust Company, N.A., brought an action against The Managers Funds, The Managers Funds, L.P., Piper Jaffray Companies, Inc., TCW Funds Management Inc., Stand-ish, Ayer & Wood, Inc., the

Parent, and certain affiliates of the above parties. Both actions relate pri-marily to the 1994 performance of, and investment techniques employed in, cer-tain fixed income mutual funds offered by The Managers Funds. The Parent served as a consultant to The Managers Funds, L.P., the investment adviser to The Man-agers Funds.

                                     OTHER
                                  INFORMATION



  Inquiries and requests for the Statement of Additional Information should be directed to EAI Securities Inc., 200 Connecticut Avenue, Suite 700, Norwalk, Connecticut 06854-1958 or (203) 855-2200.

(LOGO)

EAI Select Managers Equity Fund
EAI Securities Inc.
200 Connecticut Avenue
Suite 700
Norwalk, CT 06854-1958


                                     (ART)

                        EAI SELECT MANAGERS EQUITY FUND
                      STATEMENT OF ADDITIONAL INFORMATION
                                APRIL 30, 1997


       200 Connecticut Avenue, Suite 700, Norwalk, Connecticut 06854-1958
                                 (203) 855-2200

                      Shareholder Services (800) 798-8055

     This Statement of Additional Information relates to the EAI Select Managers Equity Fund (the "Fund"). This Statement of Additional Information is not a prospectus; it should be read in conjunction with the Prospectus of the Fund dated April 30, 1997, copies of which may be obtained without charge by contacting EAI Securities Inc. at 200 Connecticut Avenue, Suite 700, Norwalk, Connecticut 06854-1958, (203) 855-2200.

     This Statement of Additional Information is authorized for distribution to prospective investors only if preceded or accompanied by an effective prospectus.

                               TABLE OF CONTENTS


INVESTMENT RESTRICTIONS AND OPERATING POLICIES..................

PORTFOLIO TURNOVER..............................................

TRUSTEES AND OFFICERS...........................................

CONTROL OF THE FUND AND PRINCIPAL SHAREHOLDERS..................

INVESTMENT ADVISORY AND OTHER SERVICES..........................

TRANSACTIONS IN PORTFOLIO SECURITIES............................

SHARES OF THE FUND..............................................

PURCHASE AND PRICING............................................

FEDERAL INCOME TAX STATUS.......................................

PERFORMANCE DATA................................................

FINANCIAL STATEMENTS............................................

                 INVESTMENT RESTRICTIONS AND OPERATING POLICIES

     Except as described below, the following investment restrictions are fundamental and may not be changed without the approval of a majority of the outstanding voting securities of the Fund, as such terms are defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund may not:

     1. Invest in securities of any one issuer (other than securities issued by the U.S. Government, its agencies and instrumentalities), if immediately after and as a result of such investment the current market value of the holdings of its securities of such issuer exceeds 5% of its total assets.

     2. Invest more than 25% of the value of its total assets in the securities of companies primarily engaged in any one industry (other than the United States Government, its agencies and instrumentalities). Such concentration may occur incidentally as a result of changes in the market value of portfolio securities, but such concentration may not result from investment. Neither finance companies as a group nor utility companies as a group are considered a single industry for purposes of this restriction. (Unless otherwise provided, for purposes of this restriction, the term "industry" shall be defined by reference to the Securities and Exchange Commission ("SEC") Industry Codes set forth in the Directory of Companies Required to File Annual
                                ----------------------------------------------
Reports with the Securities and Exchange Commission.)
---------------------------------------------------

     3. Acquire more than 10% of the outstanding voting securities of any one issuer.

     4. Borrow amounts in excess of 33 1/3% of its total assets taken at cost or at market value, whichever is lower. It may borrow only from banks as a temporary measure for extraordinary or emergency purposes. It will not mortgage, pledge or in any other manner transfer any of its assets as security for any indebtedness.

     5. Invest more than 15% of the value of its net assets in illiquid instruments including, but not limited to, securities for which there are no readily available market quotations, dealer (OTC) options, assets used to cover dealer options written by it, repurchase agreements which mature in more than 7 days, variable rate industrial development bonds which are not redeemable on 7 days demand and investments in time deposits which are non-negotiable and/or which impose a penalty for early withdrawal.

     6. Invest in companies for the purpose of exercising control or management.

     7. Purchase or sell real estate; provided, however, that it may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

     8. Purchase or sell physical commodities, except that the Fund may purchase or sell options and futures contracts thereon (subject to Board of Trustees approval).

     9.   Engage in the business of underwriting securities issued by others.

     10. Participate on a joint or a joint and several basis in any trading account in securities. The "bunching" of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of any Subadviser in order to save brokerage costs or to average prices shall not be considered a joint securities trading account.

     11. Make loans to any person or firm; provided, however, that the making of a loan shall not be construed to include (i) the acquisition for investment of bonds, debentures, notes or other evidences or indebtedness of any corporation or government entity which are publicly distributed or of a type customarily purchased by institutional investors (which are debt securities, generally rated not less than Baa by Moody's or BBB by Standard and Poor's (although convertible securities may have lower ratings), privately issued and purchased by such entities as banks, insurance companies and investment companies), or (ii) the entry into "repurchase agreements."

     12. Purchase the securities of other investment companies except where no underwriter or dealer's commission or profit, other than customary broker's commission, is involved and only if immediately thereafter not more than (a) 3% of such company's total outstanding voting stock is owned by the Fund, (b) 5% of the Fund's total assets, taken at market value, would be invested in any one such company or (c) 10% of the Fund's total assets, taken at market value, would be invested in all such securities (except for mergers of investment companies).

     13. Purchase from or sell portfolio securities to its officers, Trustees or other "interested persons" (as defined in the 1940 Act) of the Fund, including the Subadvisers and their affiliates, except as permitted by the 1940 Act and except for the purchase of the Fund's initial assets from certain investors in The EAI Small Managers Equity Fund Trust.

     14. Purchase or retain the securities of an issuer if, to the Fund's knowledge, one or more of the Trustees or officers of the Fund, or the Manager or a Subadviser or their directors or officers, individually own beneficially more than 1/2 of 1% of the securities of such issuer and together own beneficially more than 5% of such securities.

     15.  Issue senior securities.

     16. Invest more than 35% of its total assets in securities which are not equity securities; provided, however, that the Fund may at times for defensive purposes temporarily place all or a portion of its assets in cash, short-term commercial paper, U.S. Government securities, high quality debt securities and obligations of banks when, in the judgment of the Manager or a Subadviser, such investments are appropriate in light of economic or market conditions.

     In addition to the foregoing investment restrictions which may not be changed without Shareholder approval, the Fund is subject to the following operating policies which may be amended by the Fund's Board of Trustees (the "Trustees"). Pursuant to these operating policies, the Fund may not:

     1.   Invest in real estate limited partnership interests.

     2.   Invest in oil, gas or mineral leases.

     3. Invest more than 5% of its net assets in warrants or rights, valued at the lower of cost or market, or invest more than 2% of its net assets in warrants or rights (valued on the same basis) which are not listed on the New York or American Stock Exchanges.

     4.   Purchase or sell a futures contract or an option thereon.

     5. Purchase securities on margin, except for such short-term credits as are necessary for clearance of portfolio transactions.

     6.   Effect short sales of securities.

     7.   Purchase or sell put or call options.

     8.   Purchase or sell mortgage-backed debt securities.

     9. Borrow cash in amounts in excess of 5% of its total assets taken at cost or at market value, whichever is lower, except for temporary purposes.

                               PORTFOLIO TURNOVER

     Generally, the Fund purchases securities for investment purposes and not for short-term trading profits. However, the Fund expects to engage in a substantial number of portfolio transactions and may dispose of securities without regard to the timing of such a disposition if, for defensive or other purposes, such a disposition is, in the opinion of the Subadvisers, in the best interest of the Fund. It is estimated that the Fund's portfolio turnover rate will not exceed 200% in any year.

                             TRUSTEES AND OFFICERS

     The Fund is governed by the Trustees, who make broad policy decisions and exercise general supervision over the operation of the Fund. The Trustees and officers of the Fund, their address, position with the Fund, age and principal occupations during the past five years are listed below.

  (1)                      (2)              (3)
Name, Address              Position with    Principal Occupation During
and Age                    Fund             Past Five Years
-------                    ----             ---------------

Phillip N. Maisano*+#      Trustee and      Chief Executive Officer and
200 Connecticut Avenue,    President        President, Evaluation Associates,
 Suite 700                                  Inc., an investment consulting and
Norwalk, CT 06854-1958                      management company (1990-1991);
49 years of age                             Chief Executive Officer, President
                                            and Director of Evaluation
                                            Associates Holding Corporation
                                            ("Holding"), which is the general
                                            partner of EAI Partners, L.P., an
                                            investment consulting and management
                                            company and parent of the Manager,
                                            as defined below (the "Parent");
                                            Vice Chairman, Chief Executive
                                            Officer and Director of Evaluation
                                            Associates Capital Markets,
                                            Incorporated (the "Manager"), an
                                            investment management and consulting
                                            company and investment adviser to
                                            the Fund; Chairman and Director of
                                            EAI Securities Inc. (the
                                            "Distributor"), a registered
                                            broker/dealer and the distributor
                                            for the Fund.


Keith Stransky*            Trustee and      Senior Vice President, Evaluation
200 Connecticut Avenue,    Senior Vice      Associates, Inc. (1990-1991);
Suite 700                  President        Senior Vice President of Holding;
Norwalk, CT  06854-1958                     Senior Vice President of the
45 years of age                             Manager.


Charles Collard@           Trustee          Vice President, Associated Aviation
51 JFK Parkway                              Underwriters, an aviation insurance
Short Hills, NJ 07078                       company.
63 years of age


Neal Jewell                Trustee          Director of Overseas Pensions, AIG,
355 Thornridge Drive                        a global financial services company
Stamford, CT 06903                          (1990-1991); Executive Vice
62 years of age                             President, AIGAM,a division of AIG
                                            and a registered investment advisor
                                            (1991-1994); retired/part-time
                                            independent consultant.

James Schuppenhauer+@      Trustee          Associate Vice President Auxiliary
Belmont Abbey College                       Services, Old Dominion University
100 Belmont Mt. Holly                       (1978-1992); Vice President
 Road                                       Administration andFinance, Belmont
Belmont, NC 28012                           Abbey College.
53 years of age


William C. Crerend*        Vice President   Lawyer with Hughes Hubbard & Reed
200 Connecticut Avenue                      (1988-1993); Self-employed as
Suite 700                                   Consultant (1993-1994); Consultant
Norwalk, CT 06854-1958                      for the Manager (1994); Senior
34 years of age                             Counsel of the Manager; Vice
                                            Vice President and General
                                            President and General Counsel of the
                                            Parent; Senior Vice President and
                                            General Counsel of and Agent for the
                                            Distributor.


Peter Gwiazdowski          Treasurer        Employed in Corporate Treasury and
200 Connecticut Avenue                      Corporate Accounting by FKI
Suite 700                                   Industries, Inc. (1978-1993);
Norwalk, CT  06854-1958                     Self-employed as Certified Public
42 years of age                             Accountant (1993-1994); Employed
                                            in Corporate Treasury by Dunhill
                                            Temporary Systems (1994); Vice
                                            President and Treasurer of the
                                            Manager.


Elke Bartel                Secretary        Secretary of the Manager and the
200 Connecticut Avenue                      Distributor; Senior Vice President,
Suite 700                                   Secretary and Treasurer of the
Norwalk, CT 06854-1958                      Parent.
53 years of age


Thaddeus M. Leszcynski     Assistant        Vice President and Secretary of
99 Park Avenue             Secretary        investment companies advised by
New York, NY 10016                          Van Eck Associates Corporation and
50 years of age                             Vice President and General Counsel
                                            of Van Eck Associates Corporation
                                            and Van Eck Securities Corporation.


----------
*  An "interested person" as defined in the 1940 Act.
+ Member of the Executive Committee - under the Fund's By-laws, has the authority to conduct the current and ordinary business of the Fund while the Board of Trustees is not in session.
#  Member of the Nominating Committee.
@ Member of the Audit Committee - reviews fees, services, procedures, conclusions and recommendations of independent auditors.

     The Trustees of the Fund who are not "interested" persons of the Fund (as defined in the 1940 Act) each receive an annual retainer of $5,000. During the period from January 2, 1996 (commencement of operations) through December 31, 1996, no Trustee or executive officer of the Fund or any affiliated person of the Fund received annual compensation from the Fund in excess of $60,000.

 (1)                 (2)            (3)              (4)              (5)
Name of Person,   Aggregate       Pension or        Estimated        Total
 Position        Compensation     Retirement         Annual       Compensation
                From the Fund   Benefits Accrued  Benefits Upon  From the Fund
                                 as Part of Fund    Retirement      and Fund
                                   Expenses                       Complex Paid
                                                                  to Trustees

P.N. Maisano         $0                $0              $0              $0
Trustee and
President

K. Stransky          $0                $0              $0              $0
Trustee and
Senior Vice
President


Charles Collard  $5,000                $0              $0          $5,000
Trustee

Neal Jewell      $5,000                $0              $0          $5,000
Trustee

James            $5,000                $0              $0          $5,000
Schuppenhauer
Trustee

                              CONTROL OF THE FUND


     As of January 31, 1997, the following persons or entities beneficially owned, directly or indirectly, or through one or more controlled companies, more than 25 percent of the Fund's outstanding shares or otherwise controlled the
Fund:

                                  Percentage of
Name and                          Fund's Shares     State of    Parent of
Address                               Owned       Organization   Entity
--------------------------------  --------------  ------------  ---------

Covington & Burling Retirement         36%       DC            N/A
  Savings Plan
1201 Pennsylvania Avenue NW
P.O. Box 7566
Washington, DC 20044-7566


     As a result of their ownership of the Fund's shares, the shareholder listed above could effectively control the outcome of a shareholder vote for the Fund. The impact of this control is significantly lessened, however, because the Fund does not expect to hold annual shareholders' meetings and because the Manager, subject to the oversight of the Trustees, and not the shareholders, is responsible for the selection and supervision of the Fund's Subadvisers (as defined below). As noted in the Prospectus, however, the Trustees of the Fund are required to call a special meeting of the shareholders of the Fund upon written request of the holders of at least 10% of the outstanding shares of the Fund, and the shareholders may terminate the Manager or any Subadviser at such a meeting.

     As of January 31, 1997, the following persons or entities owned, beneficially or of record, 5 percent or more the Fund's outstanding shares:


                                             PERCENTAGE
                                               FUND'S        OWNED OF RECORD,
                                            SHARES OWNED   BENEFICIALLY OR BOTH
           NAME & ADDRESS                   -------------  ---------------------
           --------------

Covington & Burling Retirement Savings Plan      36%      Owned of Record and
1201 Pennsylvania Avenue NW                                Beneficially
P.O. Box 7566
Washington, DC 20044-7566

Retirement Plan for Partners and Employees of    10%      Owned of Record and
Day, Berry & Howard                                        Beneficially
CityPlace
Hartford, CT 06103

Marine Midland Bank, Trustee for                 7%        Owned of Record
Genesee Corp Profit Sharing Plan                           (MMB) and
P.O. Box 1329                                              Beneficially (GCPSP)
Buffalo, NY 14240-1329


Friendly Ice Cream Corp Employee Savings &       8%        Owned of Record and
Investment Plan                                            Beneficially
1855 Boston Rd.
Wilbraham, MA 01095-1002

Evaluation Associates 401K Plan                  7%        Owned of Record and
200 Connecticut Avenue                                     Beneficially
Norwalk, CT 06854-1940

Harding Service Corporation et al Profit         6%      Owned of Record and
Sharing Plan & Trust                                       Beneficially
330 South Street
P.O. Box 1975
Morristown, NJ 07962-1975


     All Trustees and officers as a group owned less than 1% of the outstanding shares of the Fund as of January 31, 1997.

                     INVESTMENT ADVISORY AND OTHER SERVICES

General
-------

     The Fund is governed by the Trustees, who are generally responsible for the broad supervision and overall direction of the Fund. The Fund has engaged the Manager, as the investment adviser and administrative manager of the Fund. The assets of the Fund are managed by asset managers (the "Subadvisers"), who are selected by the Manager, subject to the oversight of the Trustees. The Manager also handles the day-to-day administration of the Fund, which function has, in part, been contracted out to a third party administrator, as discussed herein.

     The Manager selects the Subadvisers and allocates assets of the Fund to the Subadvisers based on its continuing qualitative and quantitative assessment of the Subadvisers' skills in managing assets. Unlike many other mutual funds, the Fund does not depend upon the talents of one investment adviser. Rather, the Manager selects multiple portfolio managers to manage the assets of the Fund and allocates the assets among those managers, thereby achieving a diversity in expertise and investment style that would not be possible if the Fund had only one investment manager.

     The Manager, the Parent and their predecessors together have more than twenty years of experience in evaluating investment advisers for individual and institutional investors.

     The Manager allocates the assets of the Fund to the specific Subadvisers. Each Subadviser has discretion, subject to oversight by the Board of Trustees and the Manager, to purchase and sell portfolio assets consistent with the objectives and policies set forth in its particular sub-advisory agreement (the "Sub-advisory Agreement") and established for it by the Manager. The Manager is paid a management fee by the Fund for its services, and a certain portion of that management fee (as set forth below) is forwarded to the Subadvisers as compensation for their services.

     While the Subadvisers are required to make investment decisions for the Fund independent of any decisions being made for their other clients, the Subadvisers are likely at times to make similar investment decisions for both the Fund and their other clients. When a Subadviser makes simultaneous purchases or sales of securities for both the Fund and one or more of its other clients, the transactions are, to the extent practicable, averaged as to price and allocated as to amount between the Fund and the other clients. In some cases, this averaging and allocation could have a detrimental effect on the price or volume of a security in a particular transaction as far as the Fund is concerned, but the Trustees believe that, over time, the ability of the Fund to participate in large volume transactions should be advantageous to the Fund.

     None of the Subadvisers provide any services to the Fund other than pursuant to their Sub-advisory Agreements and except that a Subadviser or its affiliated broker-dealer may execute transactions for the Fund and receive a brokerage commission in connection therewith. In addition, a Subadviser may serve as a discretionary or non-discretionary investment adviser to one or more clients of the Manager and its affiliates and to accounts that are not related to the Manager or its affiliates. Each Sub-advisory Agreement requires the Subadviser to act fairly and equitably in selecting investments and allocating investment opportunities, but no Subadviser is required to provide the Fund with preferential treatment.

The Manager and the Subadvisers
-------------------------------

     The Manager is a wholly owned subsidiary of the Parent, which in turn is owned by its employees and certain non-employee investors. Holding is the general partner of the Parent. No entity owns more than 25% of the equity in the Parent. As a whole, the employees of the Parent and its subsidiaries own in excess of 25% of the equity in the Parent. The following persons are affiliated with both the Manager and the Fund: Messrs. Maisano, Stransky, Crerend and Gwiazdowski and Ms. Bartel.



     Liberty Investment Management (formerly Eagle Asset Management) is a division of Goldman Sachs Asset Management, which in turn is a subsidiary of Goldman Sachs & Co.

     Iridian Asset Management LLC is controlled by Harold Levy and David
Cohen.

     Bennett Lawrence Management, LLC is controlled by S. Van Zandt Schreiber, the majority owner of that firm.

     Equinox Capital Management, Inc. is controlled by Ronald J. Ulrich, the majority owner of that firm.

     Mastrapasqua & Associates, Inc. is wholly owned by Frank Mastrapasqua.

     Siphron Capital Management is wholly owned by David Siphron.



The Management Agreement
------------------------

     The Fund has entered into a Management Agreement (the "Management Agreement") with the Manager, and the Manager has entered into Sub-advisory Agreements with each of the Subadvisers. Under the Management Agreement, the Manager (i) selects, evaluates and terminates the Subadvisers and allocates the assets of the Fund among the Subadvisers, (ii) supervises the general investment of Fund assets, (iii) establishes the broad investment strategies for the Fund and (iv) provides the Fund with certain financial, accounting and statistical information for the Fund's prospectuses and registration statements.

     Under the Management Agreement, the Manager receives 0.92% per annum of the average of the daily net asset value of the Fund. From this amount, the Manager pays the following amounts to each of the Subadvisers (expressed as a per annum percentage of the average of the monthly net asset value of the assets of the Fund managed by such Subadviser):



     Bennett Lawrence Management, LLC -       .375%

     Equinox Capital Management, Inc. -       .375%

     Iridian Asset Management LLC -           .375%

     Liberty Investment Management -          .375%

     Mastrapasqua & Associates, Inc. -        .375%

     Siphron Capital Management -             .375%


     For the period from January 2, 1996 (commencement of operations) through December 31, 1996, the Manager received management fees from the Fund totalling $504,328, net of $303,122 in management fees waived in connection with a self-imposed expense limitation. (See "Voluntary Fee Waivers and Expense Limitations" below.) Of that amount, the Manager paid the then-existing sub-advisers as follows: Bennett Lawrence Management LLC (for the period August 1 to December 31, 1996): $___; Dietche & Field Advisers, Inc.: $___; Equinox Capital Management, Inc. (for the period August 1 to December 31, 1996): $___; Hudson Capital Advisors (for the period January 2 to July 31, 1996): $___; Liberty Investment Management (for the period August 1 to December 31, 1996):
$___; and Stonehill Capital Management, Inc. (for the period January 2 to July 31, 1996): $___.

     The amount of the management fee that will be retained by the Manager may vary according to the allocation of Fund assets among the Subadvisers. [It is presently estimated that, in the first fiscal year of the Fund, the Manager will pay approximately 41% of the management fee it receives under the Management Agreement to the Subadvisers and will retain approximately 59% of that fee for itself, assuming the Manager's cap on its management fee in the first year of the Fund's operations does not impact these percentages.]

     The Management Agreement with the Manager has been approved by the Trustees, including the Trustees who are not "interested persons" of the Manager under the 1940 Act. The Sub-advisory Agreements with the Subadvisers have been approved by the Trustees, including the Trustees who are not "interested persons" of the appropriate Subadviser. The Management Agreement and each of the Sub-advisory Agreements (except those with Mastrapasqua & Associates, Inc. and Siphron Capital Management) have been so approved for a period to end on June 30, 1997. They will expire unless, prior to June 30, they are extended by the Trustees or by the holders of a majority of the Fund's outstanding shares. The Board of Trustees, at its meeting schedule for May 22, 1997, is expectd to consider extending these Agreements through December 31, 1997. (If the Agreements are approved by the Trustees prior to June 30, no supplement to this Statement of Additional Information will be added.) The Sub-advisory Agreements with Mastrapasqua & Associates, Inc. and Siphron Capital Management were approved by the Trustees at their February 27, 1997 meeting for a period to end on December 31, 1997. Thereafter, it is expected that the Management Agreement and each of the Sub-advisory Agreements with the current Subadvisers will be voted upon by the Trustees on an annual basis.

        Any amendment to the Management Agreement requires the approval of the holders of a majority of the Fund's outstanding shares and of the Trustees. The Management Agreement may be terminated at any time, without penalty, by the Trustees or the holders of a majority of the Fund's outstanding shares upon not more than 60 days written notice to the Manager. The Management Agreement will terminate automatically if it is assigned by the Manager.

     Any amendment to a Sub-advisory Agreement requires the approval of the Manager and the Trustees. The Manager may terminate any Sub-advisory Agreement without penalty at any time, subject to the approval of the Trustees. Each Sub-advisory Agreement will also terminate automatically if it is assigned unless the Manager and the Trustees agree to continue such Agreement.

Voluntary Fee Waivers and Expense Limitations
---------------------------------------------

     The Manager may from time to time, but is not required to, waive all or a portion of the management fee due to it under the Management Agreement. Any voluntary fee waiver by the Manager may be terminated or reduced at any time in the sole discretion of the Manager. Shareholders will be notified of any changes in such fee waivers at the time they become effective. The Manager has committed to waive a portion of its fee for the first two years of operation of the Fund (which ends on January 2, 1998) to the extent necessary to cap overall annual Fund expenses at 1.15% of the average of the daily net asset value of the Fund.

Administrative Services and Distribution Arrangements
-----------------------------------------------------

     The Fund has retained Van Eck Associates Corporation to perform administrative and accounting functions for it. These functions include certain legal, accounting, regulatory and compliance services, state registration services, corporate secretary and board of trustees administration, tax compliance services and reporting. Van Eck Associates Corporation receives an annual fee, payable monthly, at a per annum percentage of the average daily net asset value of the assets of the Fund. The annual fee is graduated, beginning at .20% of the average daily net assets of the Fund if such assets during the month the fee is calculated are less than $100 million and ending at
 .12% of the average daily net assets of the Fund if such assets during the month the fee is calculated are equal to or more than $260 million. There is a minimum annual fee of $100,000 payable to Van Eck Associates Corporation. For the period from Janaury 2, 1996 (commencement of operations) through December
31, 1996, Van Eck Associates Corporation received fees of $175,533.

     The Distributor, a wholly owned subsidiary of the Parent, serves as distributor in connection with the offering of the shares and acts as agent in arranging the sale of the shares. The Distributor or its affiliates (other than the Fund) bear the expenses associated with the distribution of the shares, including all advertising and promotional expenses.

Custodian, Transfer Agent, Independent Accountants and Counsel.
--------------------------------------------------------------

     Boston Safe Deposit and Trust Company, One Boston Place, Boston, Massachusetts 02108, (the "Custodian") acts as custodian for the Fund and is responsible for (i) holding all cash assets and portfolio securities of the Fund, (ii) releasing and delivering the Fund's securities as directed by the Fund or the Subadvisers, (ii) collecting all dividends, distributions and other payments due to the Fund and (iv) making all payments due from the Fund. The Custodian is authorized to deposit securities in securities depositories or to use the services of sub-custodians to the extent permitted by and subject to the regulations of the Securities and Exchange Commission.

     DST Systems, Inc., 1004 Baltimore, Kansas City, Missouri 64105-1802, serves as transfer, dividend disbursing and shareholder servicing agent for the Fund.

     Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York 10036, are the independent accountants for the Fund.

     Day, Berry & Howard, as counsel to the Fund, has rendered opinions on the validity of the Shares which were filed with the Securities and Exchange Commission as an exhibit to the Fund's registration statement. Day, Berry & Howard represents the Parent, the Manager and certain of their affiliates in matters not related to the Fund. In addition, the Retirement Plan for Partners and Employees of Day, Berry & Howard, of which certain members of Day, Berry & Howard are beneficiaries, had invested approximately $8.9 million in the Fund as of December 31, 1996.



                      TRANSACTIONS IN PORTFOLIO SECURITIES

     Each Sub-advisory Agreement provides that the principal objective of each Subadviser in executing portfolio transactions is to achieve the best price and execution available. Most portfolio transactions are expected to be effected in the primary markets, and in assessing best price and execution, the Subadvisers are expected to evaluate a number of considerations, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer selected to execute the transaction and the reasonableness of any commission paid to that broker or dealer.

     As stated in the Prospectus accompanying this Statement of Additional Information, in certain instances, the Fund may enter into directed brokerage arrangements in which it will direct the brokerage for certain securities transactions to be entered into by its Subadvisers to a certain broker-dealer in exchange for that broker-dealer's agreement to pay a portion of the custodian, transfer agent or other administrative fees incurred by the Fund. Directed brokerage transactions will only be executed if, in light of the offsetting reduction in administrative fees to be incurred by the Fund, they represent the best execution and price for that transaction or as good execution and price as would otherwise be available. No directed brokerage arrangement will be effected at any time that the Manager has waived all or a portion of its management fee under the Management Agreement, in accordance with the requirements of the 1940 Act and the rules thereunder.

     In addition to the directed brokerage arrangements described above, the Subadvisers, in assessing best price and execution, are authorized to consider the "brokerage and research services" (as defined in Section 28(e) of the Securities Exchange Act of 1934, as amended), statistical quotations (particularly the quotations necessary to calculate the Fund's net asset value) and other information provided to the Fund, the Manager or a Subadviser by a specific broker-dealer. Moreover, the Subadvisers are authorized to direct the Fund to pay a commission to a broker-dealer that is greater than the commission which would be paid to another dealer executing the same portfolio transaction if the Trustees, the Manager or such Subadviser determines in good faith that the higher commission is reasonable in light of the brokerage and research services provided by that broker-dealer. For the period from January 2, 1996 (commencement of operations) through December 31, 1996, the Fund paid brokerage commissions totalling $383,941 on purchases and sales of portfolio securities. Of that amount, $57,826, or 15.1%, was paid to broker-dealers providing research services, representing $___ in portfolio securities purchased and sold.

     The Trustees from time to time review the brokerage commissions paid by the Fund to determine whether such commissions are reasonable in light of the directed brokerage arrangements described above or in light of the brokerage and research services provided to the Fund by the applicable broker-dealers.

     The Subadvisers may receive brokerage and research services from broker-dealers executing Fund portfolio transactions which primarily benefit one or more other accounts for which the Subadviser exercises investment discretion. The fees of the Subadvisers are not reduced by reason of their receipt of those services.

     The Subadvisers generally do not provide services other than investment management services to the Fund. However, a Subadviser or its affiliated broker-dealer may execute portfolio transactions for the Fund (either for transactions managed by it or for transactions managed by another Subadviser) and may receive a brokerage commission for such transactions in accordance with
Section 17(e) of the 1940 Act and procedures adopted for such transactions by the Trustees pursuant to rules thereunder. No such affiliated brokerage transactions were effected during the period from January 2 through December 31, 1996. Neither a Subadviser nor its affiliated broker-dealer may act as a principal in a transaction involving the Fund.

     In allocating portfolio transactions among broker-dealers, a Subadviser may, but is not required to, consider any sales of shares of the Fund by a particular broker-dealer or its affiliate.



     The Fund may purchase securities of its regular broker-dealers or their parents. No such purchases were effected during the period from Janaury 2 through December 31, 1996.

                               SHARES OF THE FUND

     The Fund offers one class of shares of Common Shares. The Fund does not have any securities other than its Common Shares.

     Income dividends will normally be paid on the shares on an annual basis in each December. [Income dividends will normally be declared on the fourth business day prior to the end of the dividend period, payable on the following business day, to shareholders of record on the day prior to the declaration date.] Distributions of any capital gains are normally paid annually in December. Unless a shareholder has elected to receive dividends and distributions in cash, all dividends and distributions will be reinvested in additional shares of the Fund (at net asset value at the time of reinvestment). Any election may be changed at any time by delivering written notice to the Fund at least ten business days prior to the payment date.

     Shares of the Fund are entitled to one vote per share. Shareholders have the right to vote on the election of the Trustees and on all other matters on which, by law or by the Fund's Declaration of Trust, they may be entitled to vote. There are no cumulative voting rights; accordingly, the holders of more than 50% of the outstanding shares could elect all of the Trustees. The Fund is not required, and does not intend, to hold annual meetings of shareholders under normal circumstances. The Trustees or the shareholders may call special meetings of the Shareholders for action by shareholder vote, including the removal of any or all of the Trustees. Trustees will call a special meeting of shareholders of the Fund upon written request of the holders of at least 10% of the outstanding shares.

     The Fund's shares do not have liquidation rights, preemptive rights or the right to convert to another security. The shares are not subject to further calls or to assessments by the Fund.

                              PURCHASE AND PRICING

     Shares in the Fund are offered through the Distributor on a continuous basis with a minimum initial investment in the Fund of $500,000 and a minimum additional investment of $1,000. These minimums may be waived by the Fund or the Manager in certain circumstances. The shares in the Fund are sold at the net asset value per share next computed after the purchase order is received in proper form by the Transfer Agent.

     As stated above, the shares are sold at net asset value per share. Net asset value per share is determined as of the close of business on the New York Stock Exchange, generally 4:00 p.m. New York time, on each business day. Net asset value per share is equal to the net worth of the Fund (assets minus liabilities) divided by the number of shares outstanding. Assets and liabilities are determined in accordance with generally accepted accounting principles and applicable rules and regulations of the Securities and Exchange Commission.

     Securities held by the Fund which are traded on a national exchange are valued based on the last quoted sale price on such exchange on or recently before the valuation date (or if the securities are traded on more than one exchange on or recently before the valuation date, the principal exchange that such securities are traded on, as determined by the appropriate Subadviser) or, if there has been no recent sale of securities, at the last bid price. Over-the-counter securities for which market quotations are readily available are valued on the basis of the last sale price or, lacking any sales, at the last quoted bid price. Securities and other investments for which market quotations are not readily available are valued at fair value, as determined in good faith by the appropriate Subadviser and pursuant to procedures established by the Trustees.


                                 FEDERAL INCOME TAX STATUS

     The Fund has qualified and intends to qualify and elect each year to be treated as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify as a RIC for any taxable year, the Code requires that, for that taxable year: (i) at least 90% of the Fund's gross income be derived from dividends, interest, payments with respect to securities loans, gains from the disposition of stock, securities and foreign currencies and other income derived from the Fund's business of investing in stock, securities and currencies; (ii) less than 30% of the Fund's gross income be derived from gains from the disposition of stock, securities, options, futures, forward contracts and certain investments in foreign currencies held by the Fund for less than three months; (iii) the Fund distribute at least 90% of its dividend, interest and certain other taxable income ("Investment Company Taxable Income") and 90% of its net tax-exempt interest income; (iv) at the end of each fiscal quarter, at least 50% of the value of the Fund's total assets be maintained in cash, U.S. Government securities, securities of other regulated investment companies and stock or other securities that represent, with respect to any one issuer, no more than 5% of the value of the Fund's total assets or 10% of the outstanding voting securities of such issuer; and (v) at the end of each fiscal quarter, no more than 25% of the value of the Fund's total assets be invested in the securities (other than those of the U.S. Government or other RICs) of any one issuer, or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades and businesses.

     The Fund is subject to Federal income tax as a corporation, but for any year in which the Fund qualifies as a RIC, it is allowed a deduction based on dividends paid to shareholders (other than exempt-interest dividends). If for any year the Fund does not qualify as a RIC, all of its taxable income for the year will be subject to Federal income tax without a deduction for dividends paid to shareholders, and such distributions will be includable in gross income by the shareholders entitled to payment thereof to the extent of the Fund's current and accumulated earnings and profits. The Fund intends to pay sufficient dividends to avoid liability for Federal income tax and accordingly does not expect to incur Federal income tax. It may not, however, be possible for the Fund to avoid this tax for all taxable years.

     If at any time during the last half (July 1 through December 31) of a taxable year of the Fund, more than 50 percent of the Fund's outstanding shares are owned, directly or indirectly, by or for not more than five individuals (which for purposes of this analysis includes employee pension and benefit plans like those presently investing in the Fund and certain other entities), the Fund would be a personal holding company ("PHC") under Subchapter G of the Code for such taxable year. For any year that the Fund is a PHC and incurs Federal income tax, the Fund will be liable for Federal income tax at the highest rate applicable to corporations. For any year that the Fund is a PHC, it will also be subject to a 39.6% personal holding company tax (in addition to any Federal income tax or other taxes to which it may be subject) on any undistributed personal holding company income. The Fund was a PHC for its 1996 taxable year, but to made sufficient distributions to avoid liability for personal holding company tax and accordingly does not expect to incur this tax. It may not, however, be possible for the Fund to avoid this tax for all taxable years in which it may be a PHC.

     If the Fund qualifies as a RIC but does not meet certain distribution requirements, the Fund will be liable for a 4% non-deductible excise tax on certain undistributed amounts. The Fund intends to comply with those distribution requirements and accordingly does not expect to incur this excise tax. It may not, however, be possible for the Fund to avoid this tax in all instances.

     The Fund may invest in obligations (such as zero coupon bonds) that are issued with original issue discount ("OID"). OID income is accrued and included in Investment Company Taxable Income even if the Fund does not receive any cash from such obligations. Accordingly, the Fund may need to sell some of its assets in order to satisfy the distribution requirements applicable to RICs.
The Fund may also invest in other investment vehicles, including other RICs, that in turn invest in stock and other securities issued by foreign issuers. Dividends and other income derived from such foreign issuers may be subject to withholding of foreign taxes, which would reduce the amount ultimately received by the Fund.

     Dividends (other than capital gain dividends and exempt-interest dividends) by the Fund, including those distributing any net short-term capital gains, to shareholders subject to Federal income tax thereon will be taxable as ordinary dividend income. Capital gain dividends (distributed from a year's excess of net long-term capital gains over net short-term capital losses) to shareholders subject to Federal income tax thereon will be taxable as long-term capital gains regardless of how long shareholders have held their shares. These provisions apply regardless of whether dividends are distributed in cash or shares. Any loss realized upon the redemption of shares not more than six months from the date of acquisition will be treated as a long-term capital loss to the extent of any capital gain dividends during that six-month period. No loss will be allowed on the sale or exchange of shares of the Fund to the extent the shareholder acquires (including through an automatic reinvestment of dividends), or enters into a contract or option to acquire, other shares or substantially identical stock or securities within the 61-day period starting 30 days before the sale or exchange of the sold or exchanged shares.

     If for any taxable year the Fund complies with certain requirements, corporate shareholders may be entitled to a dividends-received deduction for all, or a portion of, dividends paid by the Fund (other than capital gain dividends) that are attributable to dividends received by the Fund from domestic corporations.

     Within 60 days of the end of the Fund's taxable year, the Fund will notify shareholders of the amounts and tax status of dividends and distributions from the Fund. Under Federal income tax laws, the Fund must report to the Internal Revenue Service (the "IRS") all distributions of taxable income, capital gains and gross proceeds from redemptions received by all shareholders not exempt from that requirement. If a shareholder required to provide the Fund with its correct taxpayer identification number or required certification does not do so, or if the IRS notifies the Fund that a shareholder may not be in compliance with the backup withholding rules, the Fund will be required to withhold from such shareholder's distributions and redemption proceeds Federal income tax at a rate of 31%, and amounts paid to the shareholder will be reduced accordingly.

     Dividends and other distributions from the Fund may also be subject to state and local taxes. Shareholders should consult with their tax advisers concerning the state and local tax consequences of investing in the Fund.

     As stated in the Prospectus, shares of the Fund may be acquired in exchange for securities held by an investor which are acceptable to the Fund. If one or more investors were to effect such an in-kind purchase in exchange for 80% or more of the Fund's shares, the Fund's basis for the securities it accepts from an investor could be that investor's basis therefor, and the investor's basis for the Fund's shares acquired in the exchange could be the investor's basis in the securities exchanged therefor. If that basis is less than the fair market value of the securities at the time of the exchange, the potential tax liability of the investor with respect to the sale or other disposition of the Fund's shares acquired in the exchange would be increased, as would the potential tax liability of the Fund or its shareholders with respect to capital gains realized by the Fund in connection with such securities.

     The foregoing is a general and abbreviated discussion of U.S. Federal income tax consequences of investing in the Fund. Non-U.S. investors should consult with their tax advisers concerning the tax consequences of owning shares of the Fund, including the possibility that distributions may be subject to withholding of Federal income tax at a rate of 30% (or a reduced rate if provided by treaty). All investors, including any subject to special income tax treatment applicable to entities of their type, are encouraged to consult with their tax advisers for more information concerning the Federal, foreign, state and local tax rules applicable to ownership and disposition of shares of the Fund by them.

                                PERFORMANCE DATA

Total Return Computations
-------------------------

     The Fund may include in advertisements or sales literature certain total return information. For such purposes, total return equals the total of all income and capital gains paid to holders of shares of the Fund, assuming reinvestment of all distributions, plus (or minus) the change in value of the original investment, expressed as a percentage of the purchase price. For the period beginning with the commencement of the Fund's operations on January 2, 1996 and ended on December 31, 1996, the Fund's average total return was 14.3%.

Average annual total return is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                        P(1+T)/to the nth power/=ERV

Where:  P       =       a hypothetical initial payment of $1,000
        T       =       average annual total return
        n       =       number of years
        ERV     =       ending redeemable value of a hypothetical $1,000 payment
                        made at the beginning of the 1, 5, or 10 year periods at the end of the year or perio;

The calculation assumes all dividends and distributions by the Fund are reinvested at the price stated in the prospectus on the reinvestment dates during the period, and includes all recurring fees that are charged to all shareholder accounts.

The Fund may also advertise performance in terms of aggregate total return. Aggregate total return for a specifed period of time is determined by ascertaining the percentage change in the net asset value of shares of the Fund initially acquired assuming reinvestment of dividends and distributions and without giving effect to the length of time of the investment according to the following formula:

                          [(B-A)/A](100)=ATR

Where:  A       =       initial investment
        B       =       value at end of period
        ATR     =       aggregate total return


Volatility Computations
-----------------------

     As stated in the Prospectus, the Fund may include in advertisements and sales literature certain quantifications of the historical volatility of the performance of the Fund as the standard deviation of such performance. Standard deviation is calculated using a typical standard deviation formula. For the period beginning with the commencement of the Fund's operations on January 2, 1996 and ending on December 31, 1996, the Fund's standard deviation was [ ].

Performance Comparisons
-----------------------

     As described in the Prospectus, the Fund may include in advertisements or sales literature comparisons of Fund performance to the performance of other mutual funds having similar structures and/or objectives. Such comparisons may be expressed as a ranking prepared by independent services or publications. In addition, the Fund's performance may be compared to that of various unmanaged indices, including the S&P 500 and the NASDAQ Composite.

                              FINANCIAL STATEMENTS

     The financial statements for the Fund for the period ended on December 31, 1996, with related footnotes, are included in the Fund's Annual Report to Shareholders for the period ended December 31, 1996, filed with the Securities and Exchange Commission, and are incorporated herein by reference.

Average annual total return is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                        P(1+T)/to the nth power/=ERV

Where:  P       =       a hypothetical initial payment of $1,000
        T       =       average annual total return
        n       =       number of years
        ERV     =       ending redeemable value of a hypothetical $1,000 payment
                        made at the beginning of the 1, 5, or 10 year periods at the end of the year or period;

The calculation assumes all dividends and distributions by the Fund are reinvested at the price stated in the prospectus on the reinvestment dates during the period, and includes all recurring fees that are charged to all shareholder accounts.

The Fund may also advertise performance in terms of aggregate total return. Aggregate total return for a specifed period of time is determined by ascertaining the percentage change in the net asset value of shares of the Fund initially acquired assuming reinvestment of dividends and distributions and without giving effect to the length of time of the investment according to the following formula:

                          [(B-A)/A](100)=ATR

Where:  A       =       initial investment
        B       =       value at end of period
        ATR     =       aggregate total return


Volatility Computations
-----------------------

     As stated in the Prospectus, the Fund may include in advertisements and sales literature certain quantifications of the historical volatility of the performance of the Fund as the standard deviation of such performance. Standard deviation is calculated using a typical standard deviation formula. For the period beginning with the commencement of the Fund's operations on January 2, 1996 and ended on December 31, 1996, the Fund's standard deviation was [ ].

Performance Comparisons
-----------------------

     As described in the Prospectus, the Fund may include in advertisements or sales literature comparisons of Fund performance to the performance of other mutual funds having similar structures and/or objectives. Such comparisons may be expressed as a ranking prepared by independent services or publications. In addition, the Fund's performance may be compared to that of various unmanaged indices, including the S&P 500 and the NASDAQ Composite.

                              FINANCIAL STATEMENTS

     The financial statements for the Fund for the period ended on from January 2, 1996 (commencement of operations), through the period December 31, 1996, with related footnotes, are included in the Fund's Annual Report to Shareholders for the period from January 2, 1996 (commencement of operations), through the period ended December 31, 1996, filed with the Securities and Exchange Commission, and are incorporated herein by reference.

                        EAI SELECT MANAGERS EQUITY FUND





                                    PART C

                               OTHER INFORMATION

Item 24     Financial Statements and Exhibits
-------     ---------------------------------



            (a) Financial Statements

                     Part A:

                     Financial Highlights Table for the period from January 2, 1996 (commencement of operations) to December 31, 1996 (audited)

                     Part B:

                     The following audited financial statements of the Fund are included in the Fund's Annual Report to Shareholders for the period from January 2, 1996 (commencement of operations through December 31, 1996, filed with the Securities and Exchange Commission under Section 30(b)(1) of the Investment Company Act of 1940, and have been incorporated in Part B by reference:

                     1. Schedule of Investments at December 31, 1996;

                     2. Statement of Assets and Liabilities for the Fund as of
                        December 31, 1996 and related notes thereto;

                     3. Statement of Operations for the Fund for the period from
                        January 2, 1996 (commencement of operations through December 31, 1996, and related notes thereto;

                     4. Statement of Changes in Net Assets for the Fund for the
                        period from January 2, 1996 (commencement of operations through December 31, 1996, and related notes thereto;

                     5. Financial Highlights for the period January 2, 1996 No.
                        1 to the commencement of operations) through December 31, 1996.

                     6. Report of Independent Accounts.

            (b)  Exhibits

                     1. Declaration of Trust of the Fund dated September 27, 1995 (incorporated by reference to the Registration Statement No. 33-98164)

                         a. First Amendment to Declaration of Trust dated December 11, 1995 (incorporated by reference to Post-Effective Amendment No. 1 to the Registration Statement.

                     2. By-Laws of the Fund (incorporated by reference to the Registration Statement No. 33-98164)

                     3.  Not Applicable

                     4.  Not Applicable

                     5. a. Form of Management Agreement between the Fund and
                           Evaluation Associates Capital Markets, Incorporated, as Manager (the "Manager") (incorporated by reference to Pre-Effective Amendment No. 1)

                        b. Form of Sub-Advisory Agreement among the Fund, the
                           Manager and each of Liberty Investment Management and Equinox Capital Management, Inc. (incorporated by reference to Pre-Effective Amendment No. 1)

                        c. Form of Sub-Advisory Agreement among the Fund, the
                           Manager and Iridian Asset Management LLC.
                           (Incorproated by reference to Post-Effective
                           Amendment No. 1)

                        d. Form of Sub-advisory Agreement among the Fund, the
                           Manager and Bennett Lawrence Management, LLC. (Incorporated by reference to Post-Effective Amendment No. 1)

                        e. Form of Sub-Advisory Agreement among the Fund, the
                           Manager and Mastraposqua & Associates, Inc. (to be filed herewith).

                        f. Form of Sub-Advisory Agreement among the fund, the
                           Manager and Siphon Capital Management (to be filed herewith).

                     6. Form of Distribution Agreement between the Fund and EAI
                        Securities Inc., as Distributor (Incorporated by reference to Registation Statement No. 33-98164)

                     7. Not Applicable.

                     8. Form of Custody Agreement between the Fund and Boston
                        Safe Deposit and Trust Company, as Custodian
                        (Incorporated by reference to Pre-Effective Amendment No. 1)

                     9. a. Form of Transfer Agency Agreement between the Fund
                           and DST Systems, Inc., as Transfer Agent
                           (Incorporated by reference to Pre-Effective Amendment No. 1)

                        b. Form of Portfolio Accounting and Administrative
                           Services Agreement between the Fund and Van Eck Associates Corporation. (Incorporated by reference to Pre-Effective Amendment No. 1)


                    10. Opinion and Consent of Day, Berry & Howard (Incorporated
                        by reference to Pre-Effective Amendment No. 1)

                    11. Consent of Price Waterhouse LLP (to be filed herewith)

                    12. Not Applicable

                    13. Not Applicable

                    14. Not Applicable

                    15. Not Applicable

                    16. Computation of Performance Quotations (to be filed
                        herewith)

                    17. Financial Data Schedule (to be filed herewith)

                    18. Powers of Attorney for:

                               Phillip N. Maisano
                               Keith Stransky
                               Neal Jewell
                               James Schuppenhauer
                               Charles Collard
                               Peter Gwiazdowski
                               (see signature page)


Item 25:    Persons Controlled by or Under Common Control with the Fund
--------    -----------------------------------------------------------

            None

Item 26:    Number of Holders of Securities
--------    -------------------------------

            As of January 31, 1997, the shares of the Fund were held of record by the number of holders indicated below:

                                      (1)
                                 Title of Class
                                 --------------

                 EAI Select Managers Equity Fund Common Shares

                                      (2)
                            Number of Record Holders
                            ------------------------

                                      37

Item 27:    Indemnification
--------    ---------------

            Under Section 4.3 of the Fund's Declaration of Trust, the Fund will indemnify its Trustees and officers against and hold them harmless from all liability and expenses reasonably incurred in connection with any claim, action, suit or proceeding in which they became involved by virtue of having been a Trustee or officer and all amounts paid or incurred in settlement thereof. The Fund will not indemnify a Trustee or officer when the loss is due to willful misconduct, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Trustee's or officer's office.

            (a) Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Investment Company Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Investment Company Act and will be governed by the final adjudication of such issue. In addition, no indemnification shall occur as a result of actions which constitute willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

            Under Section 4.3 of the Fund's Declaration of Trust, the Fund has the power to purchase liability insurance for shareholders, Trustees, officers, employees, agents, investment advisers, distributors, selected dealers or independent contractors of the Fund. The Fund and/or the Manager has purchased such liability insurance for such persons.

            Section 4.1 of the Fund's Declaration of Trust provides, in substance, that no shareholder or Trustee shall be personally liable for the Fund's obligations to third parties.

Item 28:    Business and Other Connections of Investment Advisers
--------    -----------------------------------------------------

            The business and other connections of the officers and directors of Evaluation Associates Capital Markets, Incorporated (the Fund's Manager) and each of the Subadvisers are listed in Schedules A and D of their respective Forms ADV as currently on file with the Commission, the texts of which schedules are incorporated herein by reference. The file numbers of the Manager and the Subadvisers are as follows:

            Evaluation Associates Capital Markets, Incorporated -- File No. 801-
              41771
            Liberty Investment Management -- File No. 801-47681
            Iridian Asset Management LLC -- File No. 801-50661
            Bennett Lawrence Management, LLC -- File No. 801-49805
            Equinox Capital Management, Inc. -- File No. 801-34524
            Mastrapasqua & Associates, Inc. -- File No. 801-43315
            Siphron Capital Management -- File No. 801-37788

Item 29:    Principal Underwriters
--------    ----------------------

            Not Applicable


Item 30:    Location of Accounts and Records
--------    --------------------------------

            All accounts and records required to be maintained under Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 promulgated thereunder are maintained in the following locations;

            (a) Records forming the basis for financial statements of the Fund are kept at the principal offices of the Manager at 200 Connecticut Avenue, Suite 700, Norwalk, Connecticut 06854-1958.

            (b)  (1)  Journals containing an itemized daily record of all securities transactions, receipts and disbursements of cash and all other debits and credits are kept at the principal offices of the Manager at 200 Connecticut Avenue, Suite 700, Norwalk, Connecticut 06854-1958, the Sub-Advisers at their respective addresses listed for them in the Prospectus, and at the principal offices of the Custodian at One Boston Place, Boston, Massachusetts 02108.

                 (2) General and auxiliary ledgers are kept at the principal offices of the Manager at 200 Connecticut Avenue, Suite 700, Norwalk, Connecticut 06854-1958 or the Administrator at 99 Park Avenue, 8th floor, New York, New York 10016.

                 (3) A securities record or ledger reflecting separately for each portfolio security as of trade date all "long" and "short" positions carried by the Fund for its own account and showing the location of all securities long and the off-setting position to all securities short is kept at the principal offices of the Manager at 200 Connecticut Avenue, Suite 700, Norwalk, Connecticut 06854-1958 or at the principal offices of the Custodian at One Boston Place, Boston, Massachusetts 02108.

                 (4) The Fund's Declaration of Trust, By-laws, and minute books are kept at the principal offices of the Manager at 200 Connecticut Avenue, Suite 700, Norwalk, Connecticut 06854-1958 and at the Administrator at 99 Park Avenue, 8th floor, New York, New York 10016.

                 (5) The records of brokerage orders are kept at the principal offices of the Subadvisers at the addresses listed for them in the Prospectus and at the Administrator at 99 Park Avenue, 8th floor, New York, New York 10016.

                 (6) A record of all other portfolio purchases and sales is kept at the principal offices of the Manager at 200 Connecticut Avenue, Suite 700, Norwalk, Connecticut 06854-1958, at the Administrator at 99 Park Avenue, 8th floor, New York, New York 10016, or at the principal offices of the Custodian at One Boston Place, Boston, Massachusetts 02108.

                 (7) A record of the proof of money balances is kept at the principal offices of the Manager at 200 Connecticut Avenue, Suite 700, Norwalk, Connecticut 06854-1958 and at the Administrator at 99 Park Avenue, 8th floor, New York, New York 10016.

                 (8) A record of the basis for the allocation of brokerage transactions and brokerage commissions is kept at the principal offices of the Manager at 200 Connecticut Avenue, Suite 700, Norwalk, Connecticut 06854-1958 or at the offices of the Subadvisers at the addresses listed for them in the Prospectus.

                 (9) A record of the persons authorizing the purchase or sale of portfolio securities is kept at the principal offices of the Subadvisers at the addresses listed for them in the Prospectus.

                 (10) Copies of all advisory materials from the Manager and the
                      Subadvisers are kept at the principal offices of the Manager at 200 Connecticut Avenue, Suite 700, Norwalk, Connecticut 06854-1958, at the Administrator at 99 Park Avenue, 8th floor, New York, New York 10016 or at the offices of the Subadvisers at the addresses listed for them in the Prospectus.

            (c)  Not applicable

            (d) The Fund believes that each depositor of the Fund maintains the records required by Rule 31a-1(d) under the Investment Company Act.

            (e)  Not applicable

            (f) The Fund believes that the Manager and each Subadviser maintains the records required by Rule 31a-1(f) under the Investment Company Act.

Item 31:    Management Services
--------    -------------------

                All management related service contracts entered into by or for the Fund are described in Parts A and B of this Registration Statement.

Item 32:    Undertakings
--------    ------------

            (a) The Fund will call a meeting of Shareholders, if requested to do so by holders of at least 10% of the Fund's outstanding Shares, for the purpose of voting upon the question of removal of a Trustee or Trustees and to assist in communications with other Shareholders as required by Section 16(c) of the Act.

            (b) The Fund will furnish each person to whom a prospectus is delivered with a copy of the Fund's latest Annual Report to Shareholders upon request and without charge.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Norwalk and State of Connecticut on the 27th day of February, 1997.

                              EAI SELECT MANAGERS EQUITY FUND

                              By: /s/ William C. Crerend
                                 ------------------------------------------
                                 William C. Crerend
                                 Vice President

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated. Each person whose signature appears below hereby constitutes William C. Crerend such person's true and lawful attorney, with full power to him to sign for such person and in such person's name and capacity indicated below, and any and all amendments to this Registration Statement, hereby ratifying and confirming such person's signature as it may be signed by said attorney to any and all amendments.


*                          Trustee and         February 27, 1997
---------------------
Phillip N. Maisano         President

            *              Trustee and Senior  February 27, 1997
---------------------      Vice President
Keith Stransky

        *                  Trustee             February 27, 1997
---------------------
Neal Jewell

        *                  Trustee             February 27, 1997
---------------------
James Schuppenhauer

        *                  Trustee             February 27, 1997
---------------------
Charles Collard

        *                  Treasurer           February 27, 1997
---------------------
Peter Gwiazdowski


*By /s/ William C. Crerend
   --------------------------------
    Name:  William C. Crerend
    Title:  Attorney-in-Fact

                            SUB-ADVISORY AGREEMENT
                            ----------------------


 Attention:    MASTRAPASQUA & ASSOCIATES

        RE:    Sub-Advisory Agreement


Ladies and Gentlemen:

EAI Select Managers Equity Fund (the "Fund") is a diversified open-end management investment company registered as an investment company under the Investment Company Act of 1940, as amended (the "Act"), and subject to the rules and regulations promulgated thereunder.

Evaluation Associates Capital Markets, Incorporated (the "Manager") acts as the fund manager and administrator of the Fund pursuant to the terms of a Management Agreement dated December 14, 1995 with the Fund. Manager is responsible for certain aspects of the day-to-day management and administration of the Fund and the coordination of investment of the Fund's assets in portfolio securities. However, specific portfolio purchases and sales for the Fund's investment portfolio, or a portion thereof, are to be made by the advisory organizations recommended by Manager and approved by the Trustees of the Fund.

1.  Appointment as Subadvisor.  The Manager being duly authorized hereby
    --------------------------
appoints and employs Mastrapasqua & Associates (the "Subadvisor") as a discretionary portfolio manager, on the terms and conditions set forth herein, of those assets of the Fund which the Manager determines to allocate to the Subadvisor (those assets being referred to as the "Fund Account"). The Manager may, from time to time, with the consent of the Subadvisor, make additions to the Fund Account and may, from time to time, make withdrawals from the Fund Account.

2.  Acceptance of Appointment; Standard of Performance.  The Subadvisor accepts
    ---------------------------------------------------
the appointment as a discretionary portfolio manager and agrees to use its best professional judgment to make timely investment decisions for the Fund with respect to the investments of the Fund Account in accordance with the provisions of this Agreement.

3.  Portfolio Management Services of Subadvisor.  The Subadvisor is hereby
    --------------------------------------------
employed and authorized to select portfolio securities for investment by the Fund Account, to purchase and sell securities of the Fund Account, and upon making any purchase or sale decision, to place orders for the execution of such portfolio transactions in accordance with paragraph 5 and 6 hereof and Schedule A hereto (as amended from time to time). In providing portfolio management services to the Fund Account, the Subadvisor shall be subject to such investment restrictions as are set forth in the Act and the Rules thereunder, the supervision and control of the Trustees of the Fund, such specific instructions as the Trustees may adopt and communicate to the Subadvisor, the investment objectives, policies and restrictions of the Fund furnished pursuant to paragraph 4, and instructions from the Manager. The Subadvisor shall maintain on behalf of the Fund the records listed in Schedule B hereto (as amended from time to time). At the Fund's request, the Subadvisor will consult with the Fund or with the Manager with respect to any decisions made by it with respect to the investments of the Fund Account. The Subadvisor will give the Manager prompt notice of any and all changes in its investment policies and strategies which may affect its investment decisions with respect to the Fund Account.

4.  Investment Objectives, Policies, and Restrictions.  The Fund shall provide
    --------------------------------------------------
the Subadvisor with a statement of the investment objectives and policies of the Fund and any specific investment restrictions applicable thereto as established by the Fund and as set forth in the Fund's then-current Prospectus and Statement of Additional Information, and the Subadvisor shall conduct its activities hereunder in accordance with such objectives, policies and restrictions. The Fund has the right, on written notice to the Manager, which notice the Manager will pass on to the Subadvisor, to modify any such objectives, policies or restrictions in any manner at any time provided any such amendment is consistent with the Fund's Declaration of Trust, By-Laws and the Act and the Rules promulgated thereunder.

5.  Transaction Procedures.  All transactions will be consummated by payment to
    -----------------------
or delivery by Boston Safe Deposit and Trust Company (the "Custodian"), or such depositories or agents as may be designated by the Custodian, as custodian for the Fund, of all cash and/or securities due to or from the Fund Account, and the Subadvisor shall not have possession or custody thereof. The Subadvisor shall advise the Custodian and Van Eck Associates Corporation and confirm in writing to the Fund all investment orders for the Fund Account placed by it with brokers and dealers at the time and in the manner as set forth in Schedule A hereto (as amended from time to time). The Fund shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Subadvisor. The Fund shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Subadvisor shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian which are not undertaken at the direction of the Subadvisor.

6.  Allocation of Brokerage.  The Subadvisor shall have authority and discretion
    ------------------------
to select brokers and dealers to execute portfolio transactions initiated by the Subadvisor, and for the selection of the markets on or in which the transaction will be executed.

    A. In doing so, the Subadvisor's primary responsibility shall be to obtain the best net price and execution for the Fund. However, this responsibility shall not be deemed to obligate the Subadvisor to solicit competitive bids for each transaction, and the Subadvisor shall have no obligation to seek the lowest available commission cost to the Fund, so long as the Subadvisor determines that the broker or dealer is able to obtain the best price on a particular transaction or as good a price on that transaction as is otherwise available and that the commission cost is reasonable in relation to the total quality and reliability of the brokerage and research services made available by the broker to the Subadvisor viewed in terms of either that particular transaction or of the Subadvisor's overall responsibilities with respect to its clients, including the Fund, as to which the Subadvisor exercises investment discretion, notwithstanding that the Fund may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

    B. The Manager shall have the right to request that specified transactions giving rise to brokerage commissions, in an amount to be agreed upon by the Manager and the Subadvisor, shall be executed (x) by brokers and dealers that provide brokerage or research services to the Fund or the Manager, (y) by brokers and dealers that agree to pay a portion of the custodian, transfer agent or other administrative fees incurred by the Fund, or (z) by brokers and dealers as to which an on-going relationship will be of value to the Fund in the management of its assets, which services and relationship may, but need not, be of direct benefit to the Fund Account, so long as (i) the Fund and the Manager determine that the broker or dealer is able to obtain the best price on a particular transaction or as good a price on that transaction as is otherwise available and (ii) the Fund and the Manager determine that the commission cost is reasonable in relation to (a) the total quality and reliability of the brokerage and research services made available to the Fund or to the Manager for the benefit of its clients for which it exercises investment discretion, notwithstanding that the Fund Account may not be the direct or exclusive beneficiary of any such service or that another broker may be willing to charge the Fund a lower commission on the particular transaction or (b) the total amount of custodian, transfer agent or other administrative fees paid by that broker for the Fund.

     C. The Subadvisor agrees that it will not knowingly execute any portfolio transactions with a broker or dealer which is an "affiliated person" (as defined in the Act) of the Fund or of the Manager or of any other subadvisor for the Fund without the prior written approval of the Fund. The Fund agrees that it will provide the Subadvisor with a list of brokers and dealers which are "affiliated persons" of the Fund, the Manager or the Fund's subadvisors. The Subadvisor agrees that it will provide the Fund and the Manager with a list of brokers and dealers which are "affiliated persons" of the Subadvisor.

     D. As used in this paragraph 6, "brokerage and research services" shall have the meaning set forth in Section 28(e)(3) of the Securities Exchange Act of 1934.

7.  Proxies.  The Fund shall have sole voting power of all proxies solicited by
    --------
or with respect to the issuers of securities in which assets of the Fund Account may be invested from time to time. At the request of the Fund, the Subadvisor shall provide the Fund with its recommendations as to the voting of such proxies. Except with the agreement or on the specific instructions of the Fund and except as permitted by applicable law and the rules of any self-regulating organization to which the Subadvisor belongs, the Subadvisor shall not exercise any voting rights attaching to the investments of the Fund.

8.  Reports to Subadvisor.  The Fund shall provide the Subadvisor with such
    ----------------------
periodic reports concerning the status of the Fund Account as the Subadvisor may reasonably request.

9.  Fees for Services.  The compensation of the Subadvisor for its services
    ------------------
under this Agreement shall be calculated and paid by the Manager in accordance with the attached Schedule C. Pursuant to the provisions of the Management Agreement between the Fund and the Manager, the Manager is solely responsible for the payment of fees to the Subadvisor, and the Subadvisor agrees to seek payment of the Subadvisor's fees solely from the Manager.

10.  Other Investment Activities of Subadvisor.  The Fund acknowledges that the
     ------------------------------------------
Subadvisor or one or more of its affiliates may have investment responsibilities or render investment advice to or perform other investment advisory services for other individuals or entities ("Other Accounts"). Subject to the provisions of paragraph 2 hereof, the Fund agrees that the Subadvisor or its affiliates may give advice or exercise investment responsibility and take such other action with respect to Other Accounts which may differ from the advice given or the timing or nature of action taken with respect to the Fund Account, provided that the Subadvisor acts in good faith and provided further that it is the Subadvisor's policy to allocate, within its reasonable discretion, investment opportunities to the Fund Account over a period of time on a fair and equitable basis relative to the Other Accounts, taking into account the investment objectives and policies of the Fund and any specific investment restrictions applicable thereto. The Fund acknowledges that one or more of the Other Accounts may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Fund Account may have an interest from time to time, whether in transactions which involve the Fund Account or otherwise; provided, however, that all such
                                                 -------
transactions shall comply with the requirements of the Act and the rules thereunder. The Subadvisor will exercise the discretion granted by the Fund to make investment decisions in the interests of the Fund alone and will have regard to the interests of its other clients only so far as may be required to comply with the requirements of applicable law.

11.  Certificate of Authority.  The Fund, the Manager and the Subadvisor shall
     -------------------------
furnish to each other from time to time certified copies of the resolutions of their Trustees or Boards of Directors or executive committees, as the case may be, evidencing the authority of officers and employees who are authorized to act on behalf of the Fund, a Fund Account, the Manager and/or the Subadvisor.

12.  Limitation of Liability.  (a)  The Subadvisor shall not be liable for any
     ------------------------
action taken, omitted or suffered to be taken by it in its reasonable judgement, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with (or in the absence of) specific directions or instructions from the Fund; provided, however, that such acts or omissions shall not have resulted from the Subadvisor's willful misfeasance, bad faith or gross negligence, a violation of the standard of care established by and applicable to the Subadvisor in its actions under this Agreement or breach of its duty or of its obligations hereunder. The Subadvisor shall not be liable for any act or failure to act by any broker or other person with whom the Subadvisor, the Fund or the Manager may deal in connection with this Agreement.

        (b) No shareholder, Trustee, officer, employee or agent of the Fund shall be subject to any personal liability whatsoever to the Manager or the Subadvisor or any officer, employee or agent thereof solely in connection with the provisions of this Agreement, and the Manager, the Subadvisor and each officer, employee and agent thereof shall look solely to the Fund and its property for satisfaction of claims of any nature against the Fund arising in connection herewith.

13.  Confidentiality.  Subject to the duty of the Subadvisor and the Fund to
     ----------------
comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the Subadvisor shall treat as confidential all information pertaining to the Fund Account and the actions of the Subadvisor and the Fund in respect thereof.

14.  Assignment.  No assignment, as that term is defined in Section 2(a)(4) of
     -----------
the Act, of this Agreement shall be made by the Subadvisor, and this Agreement shall terminate automatically in the event of such assignment unless the Trustees of the Fund and the Manager agree to continue this Agreement. The Subadvisor shall notify the Fund in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the Act, as will enable the Fund to consider whether an assignment as defined in Section 2(a)(4) of the Act will occur.

15.  Representations, Warranties, and Agreements of the Fund.  The Fund
     --------------------------------------------------------
represents, warrants, and agrees that:

     A. The Subadvisor has been duly appointed by the Trustees of the Fund to provide investment advice to the Fund Account as contemplated hereby.

     B. The Fund will deliver to the Subadvisor a true and complete copy of its then current prospectus as effective from time to time and such other documents or instruments governing the investment of the Fund Account and such other information as is necessary for the Subadvisor to carry out its obligations under this Agreement.

     C. The Fund is currently in material compliance and shall at all times materially comply with the requirements imposed upon the Fund by applicable law and regulation.

16.  Representations, Warranties, and Agreements of the Subadvisor.  The
     --------------------------------------------------------------
Subadvisor represents, warrants, and agrees that:

     A. The Subadvisor is registered as an "Investment Adviser" under the Investment Advisers Act of 1940, as amended ("Advisers Act"); is a "bank" or a "bank holding company" as defined in Section 202(a) of the Advisers Act; or is otherwise permitted to act as an "investment adviser" as defined in Section 2(a)(20) of the Act.

     B. The Subadvisor will maintain, keep current and preserve, on behalf of the Fund, in the manner required or permitted by the Act, the records identified in Schedule B. The Subadvisor agrees that such records (other than those required by No. 4 of Schedule B) are the property of the Fund, and will be surrendered to the Fund promptly upon request.

     C. The Subadvisor will adopt a written code of ethics complying with the requirements of Rule 17j-1 under the Act, will provide the Fund with a copy of the code of ethics and evidence of its adoption, will comply with such code of ethics, and will make such reports to the Fund as are required to be made to the Fund by Rule 17j-1 under the Act or are otherwise reasonably required by the Fund or the Manager.

     D. The Subadvisor will comply in all material respects with the Act and the Advisers Act and all regulations promulgated thereunder.

     E. The Subadvisor will make and maintain all state securities registrations as are necessary or appropriate to perform its obligations hereunder.

     F. The Subadvisor shall furnish the Fund and the Manager with copies of its current ADV forms, which forms shall be complete and correct in all material respects.

17.  Amendment.  This Agreement may be amended at any time, but only by written
     ----------
agreement among the Subadvisor, the Manager and the Fund, which amendment, other than amendments to Schedules

A and B, is subject to the approval of the Trustees of the Fund in the manner required by the Act and the Rules and orders issued thereunder.

18.  Effective Date; Term.  This Agreement shall become effective on March 3,
     ---------------------
1997 and shall continue in effect for successive annual periods only so long as its continuance has been specifically approved at least annually by the Manager and the Trustees of the Fund, including a majority of the Trustees who are not "interested parties" of the Subadvisor under the Act, in the manner required by the Act. The aforesaid requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the Act and the Rules and Regulations thereunder.

19.  Termination.  This Agreement may be terminated by any party hereto, without
     ------------
the payment of any penalty, immediately upon written notice to the other parties hereto in the event of a breach of any provision hereof by a party so notified, or otherwise by the Subadvisor upon sixty (60) days' written notice to the Fund and the Manager, or by the Fund or the Manager immediately upon written notice to the Subadvisor, but any such termination shall not affect the status, obligations, or liabilities of any party hereto to any other party hereto.

20.  Severability.  If any provision of this Agreement shall be held or made
     -------------
invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby but shall continue in full force and effect.

21.  Applicable Law.  To the extent that state law is not preempted by the
     ---------------
provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed, and enforced according to the laws of the State of Connecticut.


                              EAI SELECT MANAGERS EQUITY FUND



                              BY:
                                  -------------------------------------------

                              Its:
                                    -----------------------------------------

                              DATE:
                                    -----------------------------------------


ACCEPTED:                       EVALUATION ASSOCIATES CAPITAL MARKETS,
                                INCORPORATED

MASTRAPASQUA & ASSOCIATES

BY:                                 BY:
    -----------------------------       ------------------------------

Its:                                Its:
      ---------------------------         ----------------------------

DATE:                               DATE:
      ---------------------------          ----------------------------

SCHEDULES:  A.  Operational Procedures.
  B.  Record Keeping Requirements.
  C.  Fee Schedule.

                                 SCHEDULE A
                                 ----------



The Subadvisor must abide by certain rules and procedures in order to minimize operational problems. The Subadvisor must maintain various records and files (as required by regulatory agencies) at its office (see Schedule B). In addition, it will be necessary for a flow of information to be supplied to Boston Safe Deposit and Trust Company, the Custodian for the Fund.

The Subadvisor must furnish Boston Safe Deposit and Trust Company with daily information as to executed trades no later than 10 a.m. on the morning following the day of the trade. The necessary information must be transmitted via facsimile machine to Boston Safe Deposit and Trust Company (the direct line to the machine is 617-382-2698 or 617-382-2695). The information must also be transmitted via facsimile machine to Van Eck Associates Corporation at 212-293-2163, Attention: Portfolio Administration. The faxed notifications must be signed by authorized signatories. Upon receipt of brokers' confirmations, the Subadvisor or Boston Safe Deposit and Trust Company must notify the other party if any differences exist. The reporting of trades by the Subadvisor to Boston Safe Deposit and Trust Company and Van Eck Associates Corporation shall include the following information:

  1 -  Purchase or sale;
  2 -  Security name and description;
  3 -  CUSIP # or security symbol;
  4 -  Number of shares;
  5 -  Commission rate per share or if a net trade;
  6 -  Executing broker;
  7 -  Trade date;
  8 -  Settlement date, if other than normal;
  9 - If security is not eligible for DTC; and 10 - Total amount payable/receivable.

The trades from the Subadvisor must be numbered consecutively and there must be a summary of the number of trades done on the day. If there are no transactions on a particular day, that must be reported.

Trade modifications and cancellations must be communicated immediately by telephone, with a follow up by an amended facsimile transmittal.

When opening accounts with brokers for the Fund, the account must be a cash account. No margin accounts in the name of the Fund are to be maintained. The broker should be advised to use Boston Safe Deposit and Trust Company's ID system number (no. 20954) to facilitate the receipt of information by Boston Safe Deposit and Trust Company. In addition, the Subadvisor should arrange to have copies of all account documentation and duplicate confirmations sent as follows:


  EAI Select Managers Equity Fund
  c/o Evaluation Associates Capital Markets, Incorporated
  200 Connecticut Avenue, Suite 700
  Norwalk, Connecticut  06854-1958

  Boston Safe Deposit and Trust Company
  One Boston Place
  Boston, Massachusetts 02108

  Delivery Instructions are as follows:

  All DTC eligible securities;
  Depository Trust Company (DTC)
  Participant No. 954



  All Commercial Paper and ineligible DTC securities:

  c/o Mellon Securities
  120 Broadway, 13th Floor
  Suite 1350
  New York, New York 10271


  "vs payment" (Federal Funds on commercial paper only)

     Account:     EAI Select Managers Equity Fund

  Delivery through area Federal Reserve Bank to:

  Boston Safe Deposit and Trust Company
  EAI Select Managers Equity Fund
  or account number
  "vs payment" Federal Funds

  Wire Instructions:

  Into Boston Safe Deposit and Trust Company (use Federal Reserve wires) ABA # 011001234
  A/C # 11572
  Mutual Funds # 6630
  Attention:  EAI Select Managers Equity Fund

  Amount:  $_________________________

  All securities shall be registered in the name of BOST & CO.

The Subadvisor must submit to Boston Safe Deposit and Trust Company a trade authorization form signed by two authorized individuals prior to settlement date. The list of authorized persons with specimen signatures must be kept current at Boston Safe Deposit and Trust Company.

The Subadvisor shall make available for Boston Safe Deposit and Trust Company appropriate names of individuals at executing brokers with whom Boston Safe Deposit and Trust Company may discuss and resolve problems that may occur.

Boston Safe Deposit and Trust Company will supply the Subadvisor daily with a cash availability report. This will normally be done by telephone so that the Subadvisor may know the amount available for investment purposes.

                                 SCHEDULE B
                                 ----------



RECORDS TO BE MAINTAINED BY SUBADVISOR:
---------------------------------------

     1. A record of each brokerage order, and all other portfolio purchases and sales, given by the Subadvisor on behalf of the Fund for, or in connection with, the purchase or sale of securities, whether executed or unexecuted. Such records shall include:

          A.   The name of the broker;

          B. The terms and conditions of the order and of any modifications or cancellation thereof;

          C.   The time of entry or cancellation;

          D.   The price at which executed;

  E.  Quantity of securities bought or sold;

          F.   The time of receipt of execution; and

          G. The name of the person who placed the order on behalf of the Fund.

     2.* A RECORD FOR EACH FISCAL QUARTER, COMPLETED WITHIN TEN (10) DAYS AFTER THE END OF THE QUARTER, SHOWING SPECIFICALLY THE BASIS OR BASES UPON WHICH THE ALLOCATION OF ORDERS FOR THE PURCHASE AND SALE OF PORTFOLIO SECURITIES TO BROKERS OR DEALERS WAS EFFECTED, AND THE DIVISION OF BROKERAGE COMMISSIONS OR OTHER COMPENSATION ON SUCH PURCHASE AND SALE ORDERS.

     Such record:

     A.   Shall include the consideration given to:

               (i)    the sale of shares of the Fund

               (ii) the supplying of services or benefits by brokers or dealers to:

                      (a)  The Fund

                      (b) The Manager (Evaluation Associates Capital Markets, Incorporated)

                      (c)  The Subadvisor and

                      (d)  Any person other than the foregoing.

               (iii) Any other consideration other than the technical qualifications of the brokers and dealers.

          B.   Shall show the nature of the services or benefits made available.


          C. Shall describe in detail the application of any general or specific formula or other determinant used in arriving at such allocation of purchase and sale orders and such division of brokerage commissions or other compensation.

          D. The name of the person responsible for making the determination of such allocation and such division of brokerage commissions or other compensation.

     3. A record in the form of an appropriate memorandum identifying the person or persons, committees or groups authorizing the purchase or sale of portfolio securities. Where an authorization is made by a committee or group, a record shall be kept of the names of its members who participate in the authorization.

          There shall be retained as part of this record: any memorandum, recommendation or instruction supporting or authorizing the purchase or sale of portfolio securities and such other information as is appropriate to support the authorization.**

     4. Such accounts, books and other documents as are required to be maintained by registered investment advisors by rule adopted under
          Section 204 of the Investment Advisors Act of 1940, as amended, to the extent such records are necessary or appropriate to record the Subadvisor's transactions with the Fund.



*    Maintained as property of the fund pursuant to 1940 Act, Rule 31a-3(a).


** Such information might include: the current Form 10-k, annual and quarterly reports, press releases, reports by analysts and from brokerage firms (including their recommendation; i.e., buy, sell, hold) or any internal reports or Subadvisor reviews.

                                  SCHEDULE C
                                  ----------

                                SUBADVISOR FEE
                                --------------



     For services provided to the Fund Account, Evaluation Associates Capital Markets, Incorporated will pay a base quarterly fee at the end of each calendar quarter at an annual rate of 0.375% of average monthly net assets in the Fund Account during the quarter. Average monthly net assets shall be determined using net assets in the Fund Account on the last business day of each month during the calendar quarter. The fee shall be pro-rated for any calendar quarter during which the contract is in effect for only a portion of the quarter.

     The Subadvisor may waive all or a portion of the fee due to it hereunder at any time. Any voluntary fee waiver by the Subadvisor may be terminated or reduced at any time in the sole discretion of the Subadvisor, unless contractually committed to for a specified period.

                            SUB-ADVISORY AGREEMENT
                            ----------------------


Attention:    SIPHRON CAPITAL MANAGEMENT

       RE:    Sub-Advisory Agreement


Ladies and Gentlemen:

EAI Select Managers Equity Fund (the "Fund") is a diversified open-end management investment company registered as an investment company under the Investment Company Act of 1940, as amended (the "Act"), and subject to the rules and regulations promulgated thereunder.

Evaluation Associates Capital Markets, Incorporated (the "Manager") acts as the fund manager and administrator of the Fund pursuant to the terms of a Management Agreement dated December 14, 1995 with the Fund. Manager is responsible for certain aspects of the day-to-day management and administration of the Fund and the coordination of investment of the Fund's assets in portfolio securities. However, specific portfolio purchases and sales for the Fund's investment portfolio, or a portion thereof, are to be made by the advisory organizations recommended by Manager and approved by the Trustees of the Fund.

1.  Appointment as Subadvisor.  The Manager being duly authorized hereby
    --------------------------
appoints and employs Siphron Capital Management (the "Subadvisor") as a discretionary portfolio manager, on the terms and conditions set forth herein, of those assets of the Fund which the Manager determines to allocate to the Subadvisor (those assets being referred to as the "Fund Account"). The Manager may, from time to time, with the consent of the Subadvisor, make additions to the Fund Account and may, from time to time, make withdrawals from the Fund Account.

2.  Acceptance of Appointment; Standard of Performance.  The Subadvisor accepts
    ---------------------------------------------------
the appointment as a discretionary portfolio manager and agrees to use its best professional judgment to make timely investment decisions for the Fund with respect to the investments of the Fund Account in accordance with the provisions of this Agreement.

3.  Portfolio Management Services of Subadvisor.  The Subadvisor is hereby
    --------------------------------------------
employed and authorized to select portfolio securities for investment by the Fund Account, to purchase and sell securities of the Fund Account, and upon making any purchase or sale decision, to place orders for the execution of such portfolio transactions in accordance with paragraph 5 and 6 hereof and Schedule A hereto (as amended from time to time). In providing portfolio management services to the Fund Account, the Subadvisor shall be subject to such investment restrictions as are set forth in the Act and the Rules thereunder, the supervision and control of the Trustees of the Fund, such specific instructions as the Trustees may adopt and communicate to the Subadvisor, the investment objectives, policies and restrictions of the Fund furnished pursuant to paragraph 4, and instructions from the Manager. The Subadvisor shall maintain on behalf of the Fund the records listed in Schedule B hereto (as amended from time to time). At the Fund's request, the Subadvisor will consult with the Fund or with the Manager with respect to any decisions made by it with respect to the investments of the Fund Account. The Subadvisor will give the Manager prompt notice of any and all changes in its investment policies and strategies which may affect its investment decisions with respect to the Fund Account.

4.  Investment Objectives, Policies, and Restrictions.  The Fund shall provide
    --------------------------------------------------
the Subadvisor with a statement of the investment objectives and policies of the Fund and any specific investment restrictions applicable thereto as established by the Fund and as set forth in the Fund's then-current Prospectus and Statement of Additional Information, and the Subadvisor shall conduct its activities hereunder in accordance with such objectives, policies and restrictions. The Fund has the right, on written notice to the Manager, which notice the Manager will pass on to the Subadvisor, to modify any such objectives, policies or restrictions in any manner at any time provided any such amendment is consistent with the Fund's Declaration of Trust, By-Laws and the Act and the Rules promulgated thereunder.

5.  Transaction Procedures.  All transactions will be consummated by payment to
    -----------------------
or delivery by Boston Safe Deposit and Trust Company (the "Custodian"), or such depositories or agents as may be designated by the Custodian, as custodian for the Fund, of all cash and/or securities due to or from the Fund Account, and the Subadvisor shall not have possession or custody thereof. The Subadvisor shall advise the Custodian and Van Eck Associates Corporation and confirm in writing to the Fund all investment orders for the Fund Account placed by it with brokers and dealers at the time and in the manner as set forth in Schedule A hereto (as amended from time to time). The Fund shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Subadvisor. The Fund shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Subadvisor shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian which are not undertaken at the direction of the Subadvisor.

6.  Allocation of Brokerage.  The Subadvisor shall have authority and discretion
    ------------------------
to select brokers and dealers to execute portfolio transactions initiated by the Subadvisor, and for the selection of the markets on or in which the transaction will be executed.

    A. In doing so, the Subadvisor's primary responsibility shall be to obtain the best net price and execution for the Fund. However, this responsibility shall not be deemed to obligate the Subadvisor to solicit competitive bids for each transaction, and the Subadvisor shall have no obligation to seek the lowest available commission cost to the Fund, so long as the Subadvisor determines that the broker or dealer is able to obtain the best price on a particular transaction or as good a price on that transaction as is otherwise available and that the commission cost is reasonable in relation to the total quality and reliability of the brokerage and research services made available by the broker to the Subadvisor viewed in terms of either that particular transaction or of the Subadvisor's overall responsibilities with respect to its clients, including the Fund, as to which the Subadvisor exercises investment discretion, notwithstanding that the Fund may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

    B. The Manager shall have the right to request that specified transactions giving rise to brokerage commissions, in an amount to be agreed upon by the Manager and the Subadvisor, shall be executed (x) by brokers and dealers that provide brokerage or research services to the Fund or the Manager, (y) by brokers and dealers that agree to pay a portion of the custodian, transfer agent or other administrative fees incurred by the Fund, or (z) by brokers and dealers as to which an on-going relationship will be of value to the Fund in the management of its assets, which services and relationship may, but need not, be of direct benefit to the Fund Account, so long as (i) the Fund and the Manager determine that the broker or dealer is able to obtain the best price on a particular transaction or as good a price on that transaction as is otherwise available and (ii) the Fund and the Manager determine that the commission cost is reasonable in relation to (a) the total quality and reliability of the brokerage and research services made available to the Fund or to the Manager for the benefit of its clients for which it exercises investment discretion, notwithstanding that the Fund Account may not be the direct or exclusive beneficiary of any such service or that another broker may be willing to charge the Fund a lower commission on the particular transaction or (b) the total amount of custodian, transfer agent or other administrative fees paid by that broker for the Fund.

     C. The Subadvisor agrees that it will not knowingly execute any portfolio transactions with a broker or dealer which is an "affiliated person" (as defined in the Act) of the Fund or of the Manager or of any other subadvisor for the Fund without the prior written approval of the Fund. The Fund agrees that it will provide the Subadvisor with a list of brokers and dealers which are "affiliated persons" of the Fund, the Manager or the Fund's subadvisors. The Subadvisor agrees that it will provide the Fund and the Manager with a list of brokers and dealers which are "affiliated persons" of the Subadvisor.

     D. As used in this paragraph 6, "brokerage and research services" shall have the meaning set forth in Section 28(e)(3) of the Securities Exchange Act of 1934.

7.  Proxies.  The Fund shall have sole voting power of all proxies solicited by
    --------
or with respect to the issuers of securities in which assets of the Fund Account may be invested from time to time. At the request of the Fund, the Subadvisor shall provide the Fund with its recommendations as to the voting of such proxies. Except with the agreement or on the specific instructions of the Fund and except as permitted by applicable law and the rules of any self-regulating organization to which the Subadvisor belongs, the Subadvisor shall not exercise any voting rights attaching to the investments of the Fund.

8.  Reports to Subadvisor.  The Fund shall provide the Subadvisor with such
    ----------------------
periodic reports concerning the status of the Fund Account as the Subadvisor may reasonably request.

9.  Fees for Services.  The compensation of the Subadvisor for its services
    ------------------
under this Agreement shall be calculated and paid by the Manager in accordance with the attached Schedule C. Pursuant to the provisions of the Management Agreement between the Fund and the Manager, the Manager is solely responsible for the payment of fees to the Subadvisor, and the Subadvisor agrees to seek payment of the Subadvisor's fees solely from the Manager.

10. Other Investment Activities of Subadvisor.  The Fund acknowledges that the
    ------------------------------------------
Subadvisor or one or more of its affiliates may have investment responsibilities or render investment advice to or perform other investment advisory services for other individuals or entities ("Other Accounts"). Subject to the provisions of paragraph 2 hereof, the Fund agrees that the Subadvisor or its affiliates may give advice or exercise investment responsibility and take such other action with respect to Other Accounts which may differ from the advice given or the timing or nature of action taken with respect to the Fund Account, provided that the Subadvisor acts in good faith and provided further that it is the Subadvisor's policy to allocate, within its reasonable discretion, investment opportunities to the Fund Account over a period of time on a fair and equitable basis relative to the Other Accounts, taking into account the investment objectives and policies of the Fund and any specific investment restrictions applicable thereto. The Fund acknowledges that one or more of the Other Accounts may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Fund Account may have an interest from time to time, whether in transactions which involve the Fund Account or otherwise; provided, however, that all such transactions shall comply with the requirements of the Act and the rules thereunder. The Subadvisor will exercise the discretion granted by the Fund to make investment decisions in the interests of the Fund alone and will have regard to the interests of its other clients only so far as may be required to comply with the requirements of applicable law.

11.  Certificate of Authority.  The Fund, the Manager and the Subadvisor shall
     -------------------------
furnish to each other from time to time certified copies of the resolutions of their Trustees or Boards of Directors or executive committees, as the case may be, evidencing the authority of officers and employees who are authorized to act on behalf of the Fund, a Fund Account, the Manager and/or the Subadvisor.

12.  Limitation of Liability.  (a)  The Subadvisor shall not be liable for any
     ------------------------
action taken, omitted or suffered to be taken by it in its reasonable judgement, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with (or in the absence of) specific directions or instructions from the Fund; provided, however, that such acts or omissions shall not have resulted from the Subadvisor's willful misfeasance, bad faith or gross negligence, a violation of the standard of care established by and applicable to the Subadvisor in its actions under this Agreement or breach of its duty or of its obligations hereunder. The Subadvisor shall not be liable for any act or failure to act by any broker or other person with whom the Subadvisor, the Fund or the Manager may deal in connection with this Agreement.

        (b) No shareholder, Trustee, officer, employee or agent of the Fund shall be subject to any personal liability whatsoever to the Manager or the Subadvisor or any officer, employee or agent thereof solely in connection with the provisions of this Agreement, and the Manager, the Subadvisor and each officer, employee and agent thereof shall look solely to the Fund and its property for satisfaction of claims of any nature against the Fund arising in connection herewith.

13.  Confidentiality.  Subject to the duty of the Subadvisor and the Fund to
     ----------------
comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the Subadvisor shall treat as confidential all information pertaining to the Fund Account and the actions of the Subadvisor and the Fund in respect thereof.

14.  Assignment.  No assignment, as that term is defined in Section 2(a)(4) of
     -----------
the Act, of this Agreement shall be made by the Subadvisor, and this Agreement shall terminate automatically in the event of such assignment unless the Trustees of the Fund and the Manager agree to continue this Agreement. The Subadvisor shall notify the Fund in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the Act, as will enable the Fund to consider whether an assignment as defined in Section 2(a)(4) of the Act will occur.

15.  Representations, Warranties, and Agreements of the Fund.  The Fund and the
     --------------------------------------------------------
Manager represent, warrant, and agree that:

     A. The Subadvisor has been duly appointed by the Trustees of the Fund to provide investment advice to the Fund Account as contemplated hereby.

     B. The Fund will deliver to the Subadvisor a true and complete copy of its then current prospectus as effective from time to time and such other documents or instruments governing the investment of the Fund Account and such other information as is necessary for the Subadvisor to carry out its obligations under this Agreement.

     C. The Fund and the Manager are currently in material compliance and shall at all times materially comply with the requirements imposed upon the Fund by applicable law and regulation.

16.  Representations, Warranties, and Agreements of the Subadvisor.  The
     --------------------------------------------------------------
Subadvisor represents, warrants, and agrees that:

     A. The Subadvisor is registered as an "Investment Adviser" under the Investment Advisers Act of 1940, as amended ("Advisers Act"); is a "bank" or a "bank holding company" as defined in Section 202(a) of the Advisers Act; or is otherwise permitted to act as an "investment adviser" as defined in Section 2(a)(20) of the Act.

     B. The Subadvisor will maintain, keep current and preserve, on behalf of the Fund, in the manner required or permitted by the Act, the records identified in Schedule B. The Subadvisor agrees that such records (other than those required by No. 4 of Schedule B) are the property of the Fund, and will be surrendered to the Fund promptly upon request.

     C. The Subadvisor will adopt a written code of ethics complying with the requirements of Rule 17j-1 under the Act, will provide the Fund with a copy of the code of ethics and evidence of its adoption, will comply with such code of ethics, and will make such reports to the Fund as are required to be made to the Fund by Rule 17j-1 under the Act or are otherwise reasonably required by the Fund or the Manager.

     D. The Subadvisor will comply in all material respects with the Act and the Advisers Act and all regulations promulgated thereunder.

     E. The Subadvisor will make and maintain all state securities registrations as are necessary or appropriate to perform its obligations hereunder.

     F. The Subadvisor shall furnish the Fund and the Manager with copies of its current ADV forms, which forms shall be complete and correct in all material respects.

17.  Amendment.  This Agreement may be amended at any time, but only by written
     ----------
agreement among the Subadvisor, the Manager and the Fund, which amendment, other than amendments to Schedules

A and B, is subject to the approval of the Trustees of the Fund in the manner required by the Act and the Rules and orders issued thereunder.

18.  Effective Date; Term.  This Agreement shall become effective on March 3,
     ---------------------
1997 and shall continue in effect for successive annual periods only so long as its continuance has been specifically approved at least annually by the Manager and the Trustees of the Fund, including a majority of the Trustees who are not "interested parties" of the Subadvisor under the Act, in the manner required by the Act. The aforesaid requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the Act and the Rules and Regulations thereunder.

19.  Termination.  This Agreement may be terminated by any party hereto, without
     ------------
the payment of any penalty, immediately upon written notice to the other parties hereto in the event of a breach of any provision hereof by a party so notified, or otherwise by the Subadvisor upon sixty (60) days' written notice to the Fund and the Manager, or by the Fund or the Manager immediately upon written notice to the Subadvisor, but any such termination shall not affect the status, obligations, or liabilities of any party hereto to any other party hereto.

20.  Severability.  If any provision of this Agreement shall be held or made
     -------------
invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby but shall continue in full force and effect.

21.  Applicable Law.  To the extent that state law is not preempted by the
     ---------------
provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed, and enforced according to the laws of the State of Connecticut.


                              EAI SELECT MANAGERS EQUITY FUND



                              BY:
                                  --------------------------------------------

                              Its:
                                   -------------------------------------------

                              DATE:
                                     -----------------------------------------


ACCEPTED:                       EVALUATION ASSOCIATES CAPITAL MARKETS,
                                INCORPORATED

SIPHRON CAPITAL MANAGEMENT

BY:                                 BY:
    -----------------------------       ----------------------------------

Its:                                Its:
     ----------------------------        ---------------------------------

DATE:                               DATE:
       --------------------------           -------------------------------

SCHEDULES:  A.  Operational Procedures.
            B.  Record Keeping Requirements.
            C.  Fee Schedule.

                                 SCHEDULE A
                                 ----------



The Subadvisor must abide by certain rules and procedures in order to minimize operational problems. The Subadvisor must maintain various records and files (as required by regulatory agencies) at its office (see Schedule B). In addition, it will be necessary for a flow of information to be supplied to Boston Safe Deposit and Trust Company, the Custodian for the Fund.

The Subadvisor must furnish Boston Safe Deposit and Trust Company with daily information as to executed trades no later than 10 a.m. on the morning following the day of the trade. The necessary information must be transmitted via facsimile machine to Boston Safe Deposit and Trust Company (the direct line to the machine is 617-382-2698 or 617-382-2695). The information must also be transmitted via facsimile machine to Van Eck Associates Corporation at 212-293-2163, Attention: Portfolio Administration. The faxed notifications must be signed by authorized signatories. Upon receipt of brokers' confirmations, the Subadvisor or Boston Safe Deposit and Trust Company must notify the other party if any differences exist. The reporting of trades by the Subadvisor to Boston Safe Deposit and Trust Company and Van Eck Associates Corporation shall include the following information:

  1 -  Purchase or sale;
  2 -  Security name and description;
  3 -  CUSIP # or security symbol;
  4 -  Number of shares;
  5 -  Commission rate per share or if a net trade;
  6 -  Executing broker;
  7 -  Trade date;
  8 -  Settlement date, if other than normal;
  9 - If security is not eligible for DTC; and 10 - Total amount payable/receivable.

The trades from the Subadvisor must be numbered consecutively and there must be a summary of the number of trades done on the day. If there are no transactions on a particular day, that must be reported.

Trade modifications and cancellations must be communicated immediately by telephone, with a follow up by an amended facsimile transmittal.

When opening accounts with brokers for the Fund, the account must be a cash account. No margin accounts in the name of the Fund are to be maintained. The broker should be advised to use Boston Safe Deposit and Trust Company's ID system number (no. 20954) to facilitate the receipt of information by Boston Safe Deposit and Trust Company. In addition, the Subadvisor should arrange to have copies of all account documentation and duplicate confirmations sent as follows:


  EAI Select Managers Equity Fund
  c/o Evaluation Associates Capital Markets, Incorporated
  200 Connecticut Avenue, Suite 700
  Norwalk, Connecticut  06854-1958

  Boston Safe Deposit and Trust Company
  One Boston Place
  Boston, Massachusetts 02108

  Delivery Instructions are as follows:

  All DTC eligible securities;
  Depository Trust Company (DTC)
  Participant No. 954



  All Commercial Paper and ineligible DTC securities:

  c/o Mellon Securities
  120 Broadway, 13th Floor
  Suite 1350
  New York, New York 10271


  "vs payment" (Federal Funds on commercial paper only)

     Account:     EAI Select Managers Equity Fund

  Delivery through area Federal Reserve Bank to:

  Boston Safe Deposit and Trust Company
  EAI Select Managers Equity Fund
  or account number
  "vs payment" Federal Funds

  Wire Instructions:

  Into Boston Safe Deposit and Trust Company (use Federal Reserve wires) ABA # 011001234
  A/C # 11572
  Mutual Funds # 6630
  Attention:  EAI Select Managers Equity Fund

  Amount:  $_________________________

  All securities shall be registered in the name of BOST & CO.

The Subadvisor must submit to Boston Safe Deposit and Trust Company a trade authorization form signed by two authorized individuals prior to settlement date. The list of authorized persons with specimen signatures must be kept current at Boston Safe Deposit and Trust Company.

The Subadvisor shall make available for Boston Safe Deposit and Trust Company appropriate names of individuals at executing brokers with whom Boston Safe Deposit and Trust Company may discuss and resolve problems that may occur.

Boston Safe Deposit and Trust Company will supply the Subadvisor daily with a cash availability report. This will normally be done by telephone so that the Subadvisor may know the amount available for investment purposes.

                                 SCHEDULE B
                                 ----------



RECORDS TO BE MAINTAINED BY SUBADVISOR:
---------------------------------------

     1. A record of each brokerage order, and all other portfolio purchases and sales, given by the Subadvisor on behalf of the Fund for, or in connection with, the purchase or sale of securities, whether executed or unexecuted. Such records shall include:

          A.   The name of the broker;

          B. The terms and conditions of the order and of any modifications or cancellation thereof;

          C.   The time of entry or cancellation;

          D.   The price at which executed;

  E.  Quantity of securities bought or sold;

          F.   The time of receipt of execution; and

          G. The name of the person who placed the order on behalf of the Fund.

     2.* A RECORD FOR EACH FISCAL QUARTER, COMPLETED WITHIN TEN (10) DAYS AFTER THE END OF THE QUARTER, SHOWING SPECIFICALLY THE BASIS OR BASES UPON WHICH THE ALLOCATION OF ORDERS FOR THE PURCHASE AND SALE OF PORTFOLIO SECURITIES TO BROKERS OR DEALERS WAS EFFECTED, AND THE DIVISION OF BROKERAGE COMMISSIONS OR OTHER COMPENSATION ON SUCH PURCHASE AND SALE ORDERS.

     Such record:

     A.   Shall include the consideration given to:

               (i)    the sale of shares of the Fund

               (ii) the supplying of services or benefits by brokers or dealers to:

                      (a)  The Fund

                      (b) The Manager (Evaluation Associates Capital Markets, Incorporated)

                      (c)  The Subadvisor and

                      (d)  Any person other than the foregoing.

               (iii) Any other consideration other than the technical qualifications of the brokers and dealers.

          B.   Shall show the nature of the services or benefits made available.


          C. Shall describe in detail the application of any general or specific formula or other determinant used in arriving at such allocation of purchase and sale orders and such division of brokerage commissions or other compensation.

          D. The name of the person responsible for making the determination of such allocation and such division of brokerage commissions or other compensation.

     3. A record in the form of an appropriate memorandum identifying the person or persons, committees or groups authorizing the purchase or sale of portfolio securities. Where an authorization is made by a committee or group, a record shall be kept of the names of its members who participate in the authorization.

          There shall be retained as part of this record: any memorandum, recommendation or instruction supporting or authorizing the purchase or sale of portfolio securities and such other information as is appropriate to support the authorization.**

     4. Such accounts, books and other documents as are required to be maintained by registered investment advisors by rule adopted under
          Section 204 of the Investment Advisors Act of 1940, as amended, to the extent such records are necessary or appropriate to record the Subadvisor's transactions with the Fund.



*    Maintained as property of the fund pursuant to 1940 Act, Rule 31a-3(a).


** Such information might include: the current Form 10-k, annual and quarterly reports, press releases, reports by analysts and from brokerage firms (including their recommendation; i.e., buy, sell, hold) or any internal reports or Subadvisor reviews.

                                  SCHEDULE C
                                  ----------

                                SUBADVISOR FEE
                                --------------



     For services provided to the Fund Account, Evaluation Associates Capital Markets, Incorporated will pay a base quarterly fee at the end of each calendar quarter at an annual rate of 0.375% of average monthly net assets in the Fund Account during the quarter. Average monthly net assets shall be determined using net assets in the Fund Account on the last business day of each month during the calendar quarter. The fee shall be pro-rated for any calendar quarter during which the contract is in effect for only a portion of the quarter.

     The Subadvisor may waive all or a portion of the fee due to it hereunder at any time. Any voluntary fee waiver by the Subadvisor may be terminated or reduced at any time in the sole discretion of the Subadvisor, unless contractually committed to for a specified period.